As filed with the Securities and Exchange Commission on May 2, 2022

Securities Act File No. 333-263831

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

Registration Statement Under The Securities Act Of 1933

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 1

Voya Variable Portfolios, Inc.

(Exact Name of Registrant Specified in Charter)

7337 East Doubletree Ranch Road, Suite 100,

Scottsdale, AZ 85258

(Address of Principal Executive Offices) (Zip Code)

1-800-992-0180

(Registrant’s Area Code and Telephone Number)

Huey P. Falgout, Jr.

Voya Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258

(Name and Address of Agent for Service)

With copies to:

Elizabeth J. Reza

Ropes & Gray LLP

Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600

Approximate Date Of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective immediately , pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Title of Securities Being Registered: Class ADV, Class I and Class S shares of beneficial interest in the series of the registrant designated as Voya International Index Portfolio.

VY(r) T. Rowe Price International Stock Portfolio

737 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258

May 1, 2022

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of VY(R) T. Rowe Price International Stock Portfolio (“TRP International Stock Portfolio”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of TRP International Stock Portfolio. The Special Meeting is scheduled for 1:00 p.m., local time, on June 28, 2022, to be held virtually in an online format. At the Special Meeting, shareholders of TRP International Stock Portfolio will be asked to vote on the proposed reorganization (the “Reorganization”) of TRP International Stock Portfolio with and into Voya International Index Portfolio (“International Index Portfolio”) (together with TRP International Stock Portfolio, the “Portfolios”). The Portfolios are members of the Voya family of funds.

Shares of TRP International Stock Portfolio have been purchased or acquired by you or at your direction through your qualified pension or retirement plan (collectively, “Qualified Plans”) or, at your direction, by your insurance company through its separate accounts to serve as investment options under your variable annuity contract or variable life insurance policy. If the Reorganization is approved by shareholders, the separate account in which you have an interest or the Qualified Plan in which you are a participant will own shares of International Index Portfolio instead of shares of TRP International Stock Portfolio beginning on the date the Reorganization occurs.

Formal notice of the Special Meeting appears on the next page, followed by a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”). The Reorganization is discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully. The Board recommends that you vote “FOR” the Reorganization.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement/Prospectus and cast your vote. It is important that your vote be received no later than June 27, 2022.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Dina Santoro
President

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

OF

VY(R) T. Rowe Price International Stock Portfolio

A Series of Voya Investors Trust

737 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258

To be held June 28, 2022

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of Shareholders (the “Special Meeting”) of the VY(R) T. Rowe Price International Stock Portfolio (“TRP International Stock Portfolio”) will be held at 1:00 p.m., local time, on June 28, 2022, virtually. In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board of Trustees of the TRP International Stock Portfolio (the “Board”) has determined that the TRP International Stock Portfolio’s Special Meeting will be held solely in a virtual format. As a result, shareholders will not be able to attend the Special Meeting in person. To participate in the Special Meeting, shareholders must register in advance by visiting https://www.viewproxy.com/voya/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Portfolio’s proxy tabulator.

Requests to attend the virtual Special Meeting must be received no later than 5:00 PM Central Time on June 27, 2022. At the Special Meeting, shareholders will consider the following proposals (each a “Proposal” and, collectively, the “Proposals”):

1.	To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among each of Voya Investors Trust, on behalf of TRP International Stock Portfolio, and Voya Variable Portfolios, Inc., on behalf of Voya International Index Portfolio (“International Index Portfolio”), providing for the reorganization of TRP International Stock Portfolio with and into International Index Portfolio; and

2.	To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) carefully for information concerning the Reorganization to be placed before the Special Meeting.

The Board of Trustees of TRP International Stock Portfolio recommends that you vote “FOR” the Reorganization.

Shareholders of record as of the close of business on April 4, 2022 are entitled to notice of, and to vote at, the Special Meeting and are also entitled to vote at any adjournments or postponements thereof.

Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return the enclosed Proxy Ballot or Voting Instruction Card by June 27, 2022 so that a quorum will be present and a maximum number of shares may be voted. Proxies or voting instructions may be revoked at any time before they are exercised by submitting a revised Proxy Ballot or Voting Instruction Card, by giving written notice of revocation to TRP International Stock Portfolio or by voting at the Special Meeting virtually.

By order of the Board of Trustees,

Joanne F. Osberg
Secretary

PROXY STATEMENT/PROSPECTUS

MAY 6, 2022

Special Meeting of Shareholders of

VY(R) T. Rowe Price International Stock Portfolio

Scheduled for June 28, 2022

ACQUISITION OF THE ASSETS OF:	BY AND IN EXCHANGE FOR SHARES OF:

VY(R) T. Rowe Price International Stock Portfolio (A series of Voya Investors Trust) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034 1-800-366-0066	VOYA INTERNATIONAL INDEX PORTFOLIO (A series of Voya Variable Portfolios, Inc.) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034 1-800-992-0180
(each an open-end management investment company)

Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting of Shareholders to be Held on June 28, 2022

This Proxy Statement/Prospectus and Notice of Special Meeting are available at: www.proxyvote.com/voya

The Proxy Statement/Prospectus explains concisely what you should know before voting on the matter described herein or investing in Voya International Index Portfolio. Please read it carefully and keep it for future reference.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TO OBTAIN MORE INFORMATION

To obtain more information about VY(R) T. Rowe Price International Stock Portfolio (“TRP International Stock Portfolio”) and Voya International Index Portfolio (“International Index Portfolio,” and together with TRP International Stock Portfolio, the “Portfolios”), please write, call, or visit our website for a free copy of the current prospectus, statement of additional information, annual/semi-annual shareholder reports, or other information.

By Phone:	1-(800) 366-0066
By Mail:	Voya Investment Management 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034
By Internet:	www.individuals.voya.com/literature

The following documents containing additional information about the Portfolios, each having been filed with the U.S. Securities and Exchange Commission (“SEC”), are incorporated by reference into this Proxy Statement/Prospectus:

1.	The Statement of Additional Information dated May 1, 2022 relating to this Proxy Statement/Prospectus;

2.	The Prospectus and Statement of Additional Information, as supplemented, dated May 1, 2022 for TRP International Stock Portfolio (File Nos. 033-23512, 811-05629);

3.	The Prospectus and Statement of Additional Information, as supplemented, dated May 1, 2022 for International Index Portfolio (File Nos. 333-05173, 811-07651); and

4.	The audited financial statements contained in the Annual Report of TRP International Stock Portfolio, for the fiscal year ended December 31, 2021 (File No. 811-05629).

5.	The audited financial statements contained in the Annual Report of International Index Portfolio, for the fiscal year ended December 31, 2021 (File No. 811-05629).

The Portfolios are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders, thereunder, and in accordance therewith, file reports and other information including proxy materials with the SEC.

You also may view or obtain these documents from the SEC:

In Person:	Public Reference Section 100 F Street, N.E. Washington, D.C. 20549 (202) 551-8090

By Mail:	U.S. Securities and Exchange Commission Public Reference Section 100 F Street, N.E. Washington, D.C. 20549 (Duplication Fee Required)

By Email:	publicinfo@sec.gov (Duplication Fee Required)

By Internet:	www.sec.gov

TABLE OF CONTENTS

Introduction	1
What is happening?	1
Why did you send me this booklet?	1
Who is eligible to vote?	1
How do I vote?	2
When and where will the Special Meeting be held?	2
How do I attend the virtual Special Meeting?	2
Summary of the Proposed Reorganization	3
Proposal 1 – Approval of the Reorganization	4
What is the proposed Reorganization?	4
Why is the Reorganization being proposed?	4
How do the investment objectives compare?	4
How do the fees and expenses compare?	4
How do the principal investment strategies compare?	7
How do the principal risks compare?	8
How do the fundamental policies compare?	12
How do the purchase, exchange and redemption policies of the Portfolios compare?	13
How does VY(R) T. Rowe Price International Stock Portfolio’s performance compare to the performance of Voya International Index Portfolio?	13
How does the management compare?	15
What are the key differences in the rights of shareholders of VY(R) International Stock Portfolio and Voya International Index Portfolio?	17
The Reorganization Agreement	18
Expenses of the Reorganization	19
Portfolio Transitioning	19
Tax Considerations	20
What is the Board’s recommendation?	20
What factors did the Board consider?	20
What is the required vote?	22
What happens if shareholders do not approve the Reorganization?	22
General Information about the Proxy Statement/Prospectus	23
Who is asking for my vote?	23
How is my proxy being solicited?	23
What happens to my proxy once I submit it?	23
How will my shares be voted?	23
How many shares are outstanding?	24
Can shareholders submit proposals for a future shareholder meeting?	24
Why did my household only receive one copy of this Proxy Statement/Prospectus?	25
Appendix A: Form of Agreement and Plan of Reorganization	26
Appendix B: Additional Information about Voya International Index Portfolio	38
Portfolio Holdings Information	38
How Shares Are Priced	38
How to Buy Shares and Sell Shares	40
Frequent Trading - Market Timing	41
Payments to Financial Intermediaries	42
Distribution Plan and Shareholder Service Plan	43
Financial Highlights	45
Appendix C: Security Ownership of Certain Beneficial and Record Owners	48

Introduction

What is happening?

On January 27, 2022, the Boards of Directors/Trustees (the “Board”) of VY(R) T. Rowe Price International Stock Portfolio (“TRP International Stock Portfolio”) and Voya International Index Portfolio (“International Index Portfolio,” together with TRP International Stock Portfolio, the “Portfolios”) approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of TRP International Stock Portfolio with and into International Index Portfolio (the “Reorganization”). The Reorganization Agreement requires approval by shareholders of TRP International Stock Portfolio, and if approved, is expected to be effective on July 8, 2022, or such other date as the parties may agree (the “Closing Date”).

Why did you send me this booklet?

Shares of TRP International Stock Portfolio have been purchased or acquired by you or at your direction through your qualified pension or retirement plan (“Qualified Plans”) or, at your direction, by your insurance company (“Participating Insurance Company”) through its separate accounts (“Separate Accounts”) to serve as an investment option under your variable annuity and/or variable life contract (“Variable Contract”).

This booklet includes a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) and a Proxy Ballot or Voting Instruction Card for the TRP International Stock Portfolio. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Special Meeting.

The Separate Accounts and Qualified Plans or their trustees, as record owners of TRP International Stock Portfolio shares are, in most cases, the “shareholders” of record of TRP International Stock Portfolio; however, participants in Qualified Plans (“Plan Participants”) or holders of Variable Contracts (“Variable Contract Holders”) may be asked to instruct their Qualified Plan trustee or Separate Accounts, as applicable, as to how they would like the shares attributed to their Qualified Plan or Variable Contract to be voted. For clarity and ease of reading, references to “shareholder” or “you” throughout this Proxy Statement/Prospectus do not refer to the shareholder of record (e.g., the Separate Accounts or Qualified Plans) but rather refer to the persons who are being asked to provide voting instructions on the proposals, unless the context indicates otherwise. Similarly, for ease of reading, references to “voting” or “vote” do not refer to the technical vote but rather to the voting instructions provided by Variable Contract Holders or Plan Participants.

Because you, as a shareholder of TRP International Stock Portfolio, are being asked to approve a Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of International Index Portfolio, this Proxy Statement also serves as a prospectus for International Index Portfolio.

Who is eligible to vote?

Shareholders of record holding an investment in shares of TRP International Stock Portfolio as of the close of business on April 4, 2022 (the “Record Date”) are eligible to vote at the special meeting of shareholders (the “Special Meeting”) or any adjournments or postponements thereof.

How do I vote?

You can vote in one of four ways:

•	By telephone (call the toll-free number listed on your Proxy Ballot or Voting Instruction Card)

•	By Internet (log on to the Internet site listed on your Proxy Ballot or Voting Instruction Card)

•	By mail (using the enclosed postage prepaid envelope)

•	At the Special Meeting over the Internet. The Special Meeting will be held entirely online in light of the on-going public health concerns regarding the COVID-19 pandemic. Shareholders of record as of April 4, 2022, will be able to attend and participate in the Special Meeting by registering online at https://viewproxy.com/voya/broadridgevsm. Even if you expect to attend the Special Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Special Meeting. Please see the “How do I attend the virtual Special Meeting?” section below for more details regarding logistics of the virtual format of the Special Meeting.

We encourage you to vote as soon as possible so we can reach the needed quorum for the vote and avoid the cost of additional solicitation efforts. To be certain your vote will be counted, a properly executed Proxy Ballot or Voting Instruction Card must be received no later than 5:00 p.m., Central Time, on June 27, 2022. Please refer to the enclosed Proxy Ballot or Voting Instruction Card for instructions for voting by telephone, Internet or mail.

When and where will the Special Meeting be held?

In light of the on-going public health concerns regarding the COVID-19 pandemic, the Special Meeting is scheduled to be held virtually online on June 28, 2022 at 1:00 p.m., local time.

How do I attend the virtual Special Meeting?

There is no physical location for the Special Meeting. In order to attend the virtual Special Meeting, please visit https://viewproxy.com/voya/broadridgevsm and follow the instructions as outlined on the website. Shareholders whose shares are registered directly with the Portfolio in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Special Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than June 27, 2022. Once shareholders have obtained a new control number, they must visit https://www.viewproxy.com/voya/broadridgevsm/ submit their name and newly issued control number in order to register to participate in and vote at the Special Meeting. After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Special Meeting, and (ii) an email with a password to enter at the event link in order to access the Special Meeting. Shareholders may vote before or during the Special Meeting at proxyvote.com. Only shareholders of the Portfolio present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Shareholders should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Special Meeting. Shareholders should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Special Meeting.

Access to the Audio Webcast of the Special Meeting. The live audio webcast of the meeting will begin promptly at 1:00 p.m. local time, on June 28, 2022. Online access to the audio webcast will open approximately thirty minutes prior to the start of the meeting to allow time for you to log in and test the computer audio system. We encourage shareholders to access the meeting prior to the start time.

Log in Instructions. To attend the Special Meeting, Shareholders must register at https://viewproxy.com/voya/broadridgevsm. Shareholders will need the event password which will be provided in their registration confirmation.

Beneficial Owners. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting. To register you must obtain a legal proxy and a new control number.

Summary of the Proposed Reorganization

You should read this entire Proxy Statement/Prospectus, and the Reorganization Agreement, which is included in Appendix A. For more information about International Index Portfolio, please consult Appendix B.

On January 27, 2022, the Board approved the Reorganization. Subject to shareholder approval, the Reorganization Agreement provides for:

•	the transfer of all of the assets of TRP International Stock Portfolio to International Index Portfolio in exchange solely for shares of beneficial interest of International Index Portfolio and the assumption by International Index Portfolio of all the liabilities of TRP International Stock Portfolio; and

•	the distribution of shares of International Index Portfolio to the shareholders of TRP International Stock Portfolio in complete liquidation of TRP International Stock Portfolio.

If shareholders of TRP International Stock Portfolio approve the Reorganization, each owner of Class ADV, Class I or Class S shares of TRP International Stock Portfolio would become a shareholder of the corresponding share class of International Index Portfolio. The Reorganization is expected to be effective on the Closing Date. Each shareholder of TRP International Stock Portfolio will hold, immediately after the close of the Reorganization (the “Closing”), shares of International Index Portfolio having an aggregate value equal to the aggregate value of the shares of TRP International Stock Portfolio held by that shareholder as of the close of business on the Closing Date. International Index Portfolio also offers Class P2 and Class S2 shares which are not involved in this transaction.

In considering whether to approve the Reorganization, you should note that:

•	The Portfolios have somewhat different investment objectives. The investment objective of TRP International Stock Portfolio is to seek long-term growth of capital. The investment objective of International Index Portfolio is to seek investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index.

•	The Portfolios also have somewhat different principal investment strategies. The primary difference between the Portfolios’ strategies is that the portfolio of TRP International Stock Portfolio is managed actively, with investment decisions made by its subadviser, while International Index is an international index fund, which employs a passive management approach. Each Portfolio’s investment process results in broad exposure to international stocks for the overall portfolio and is described in further detail herein.

•	Voya Investments, LLC (“Voya Investments” or the “Adviser”) serves as the investment adviser to each Portfolio. T. Rowe Price Associates, Inc. serves as the sub-adviser to TRP International Stock Portfolio. Voya Investment Management Co. LLC serves as the sub-adviser to International Index Portfolio.

•	Each Portfolio is distributed by Voya Investments Distributor, LLC (the “Distributor”).

•	The shareholders of TRP International Stock Portfolio are expected to benefit from lower management fees and lower net expense ratios as shareholders of International Index Portfolio. In addition, the Portfolios’ shareholders have the potential to benefit from efficiencies resulting from the combined larger and more scalable fund following the Reorganization.

•	The Reorganization will not affect a shareholder’s right to purchase, redeem, or exchange shares of the Portfolios. In addition, the Reorganization will not affect how shareholders purchase or sell their shares.

•	The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither TRP International Stock Portfolio nor its shareholders, nor International Index Portfolio nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the Reorganization.

Proposal 1 – Approval of the Reorganization

What is the proposed Reorganization?

Shareholders of TRP International Stock Portfolio are being asked to approve the Reorganization Agreement, which provides for the reorganization of TRP International Stock Portfolio with and into International Index Portfolio. If the Reorganization is approved, shareholders of TRP International Stock Portfolio will become shareholders of International Index Portfolio as of the Closing.

Why is the Reorganization being proposed?

TRP International Stock Portfolio has underperformed relative to the average of its Morningstar peer category for the one-, three-, five- and ten-year periods ended December 31, 2021; in addition, a shareholder holding a substantial interest in TRP International Stock Portfolio has informed the Adviser that it intends to redeem its investment in the Portfolio in the near future and will likely reinvest the proceeds in International Index Portfolio. As such, the Adviser believes that TRP International Stock Portfolio has limited prospects for future sales and long-term viability. Consequently, in response to the Board’s request to explore potential actions related to TRP International Stock Portfolio, at the January 2022 meeting of the Board, the Adviser proposed, and the Board approved, the Reorganization of TRP International Stock Portfolio into International Index Portfolio. In support of its proposal, the Adviser noted that, in its view, the Reorganization would provide shareholders of TRP International Stock Portfolio with an immediate benefit through a lower management fee, lower net expenses and the potential for a more favorable investment experience for shareholders compared to the combined Portfolio’s peers than shareholders of TRP International Stock Portfolio currently experience.

How do the investment objectives compare?

Each Portfolio’s investment objective is described in the chart below.

	TRP International Stock Portfolio	International Index Portfolio
Investment Objective	The TRP International Stock Portfolio seeks long-term growth of capital.	International Index Portfolio seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index (“Index”).

Each Portfolio’s investment objective is non-fundamental and may be changed by a vote of its Board, without shareholder approval. A Portfolio will provide 60 days’ prior written notice of any change in a non-fundamental investment objective.

How do the fees and expenses compare?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Pro forma fees and expenses, which are the estimated fees and expenses of International Index Portfolio after giving effect to the Reorganization, assume the Reorganization occurred on December 31, 2021. The table does not reflect fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. If these fees or expenses were included in the table, the Portfolios’ expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses Expenses you pay each year as a % of the value of your investment
		TRP International Stock Portfolio	International Index Portfolio	International Index Portfolio Pro Forma
Class ADV
Management Fees	%	0.64	0.45	0.44
Distribution and/or Shareholder Services (12b-1) Fees	%	0.60	0.50	0.50
Other Expenses[2]	%	0.12	0.09	0.09
Total Annual Portfolio Operating Expenses	%	1.36	1.04	1.03
Waivers and Reimbursements	%	(0.04)[1]	(0.10)[2]	(0.09)[3]
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.32	0.94	0.94
Class I
Management Fees	%	0.64	0.45	0.44
Distribution and/or Shareholder Services (12b-1) Fees	%	None	None	None
Other Expenses	%	0.12	0.09	0.09
Total Annual Portfolio Operating Expenses	%	0.76	0.54	0.53
Waivers and Reimbursements	%	(0.04)[1]	(0.09)[2]	(0.08)[3]
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.72	0.45	0.45
Class S
Management Fees	%	0.64	0.45	0.44
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	0.25	0.25
Other Expenses	%	0.12	0.09	0.09
Total Annual Fund Operating Expenses	%	1.01	0.79	0.78
Waivers and Reimbursements	%	(0.04)[1]	(0.09)[2]	(0.08)[3]
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.97	0.70	0.70

1.	The Adviser is contractually obligated to limit expenses to 1.40%, 0.80%, and 1.05%, respectively, for Class ADV, Class I, and Class S shares through May 1, 2024. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the Adviser within 36 months of the waiver or reimbursement. The Adviser is contractually obligated to waive 0.04% of the management fee through May 1, 2024. Termination or modification of these obligations requires approval by the Portfolio’s board.

2.	The Adviser is contractually obligated to limit expenses to 1.00%, 0.50%, and 0.75% for Class ADV, Class I and Class S shares, respectively, through May 1, 2024. In addition, the Adviser is contractually obligated to further limit expenses to 0.95%, 0.45% and 0.70% for the Portfolio’s Class ADV, Class I and Class S shares, respectively, through May 1, 2024. These limitations do not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. These limitations are subject to possible recoupment by the Adviser within 36 months of the waiver or reimbursement. The distributor is contractually obligated to waive 0.01% of the distribution fee for Class ADV shares through May 1, 2024. Termination or modification of these obligations requires approval by the Portfolio’s board.

3.	The Adviser would be contractually obligated to limit expenses to 1.00%, 0.50%, and 0.75% for Class ADV, Class I and Class S shares, respectively, through May 1, 2024. In addition, the Adviser is contractually obligated to further limit expenses to 0.95%, 0.45% and 0.70% for the Portfolio’s Class ADV, Class I and Class S shares, respectively, through May 1, 2024. These limitations do not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. These limitations are subject to possible recoupment by the Adviser within 36 months of the waiver or reimbursement. The distributor is contractually obligated to waive 0.01% of the distribution fee for Class ADV shares through May 1, 2024. Termination or modification of these obligations requires approval by the Portfolio’s board.

Expense Examples

The Examples are intended to help you compare the costs of investing in shares of the respective Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolios for the time periods indicated. The Examples also assume that your investment had a 5% return during each year and that the Portfolios’ operating expenses remain the same. Although your actual costs may be higher or lower based on these assumptions your costs would be:

		TRP International Stock Portfolio				International Index Portfolio				International Index Portfolio Pro Forma
		1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
Class	$
Class ADV		$134	423	737	1,628	96	311	554	1,252	96	309	551	1,243
Class I		$74	235	414	935	46	154	283	659	46	153	280	649
Class S		$99	313	550	1,229	72	234	421	961	72	233	417	951

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the first two years of the three-, five-, and ten-year periods.

How do the principal investment strategies compare?

Each Portfolio’s principal investment strategies are described in more detail in the table below. Both Portfolios primarily invest in international securities. With respect to TRP International Stock Portfolio, the sub-adviser invests primarily in common stocks of companies located outside the United States, including developed and emerging countries, and uses a growth-oriented, “bottom up” approach to stock selection, focusing on the market price of a company’s securities relative to the sub-adviser’s evaluation of the company’s long term earnings, asset value, and cash flow potential. TRP International Stock Portfolio may also invest in real estate related investments. In contrast, International Index Portfolio invests in securities included in the MSCI EAFE(R) Index (the “Index”), including convertible and derivative instruments, which reflects the performance of securities listed on the stock exchanges of Europe, Australasia, and the Far East, and uses a “passive management” approach designed to track the performance of the Index.

	TRP International Stock Portfolio	International Index Portfolio
Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks. The Portfolio will provide shareholders with 60 days' prior notice of any change in this investment policy. The Portfolio expects to primarily invest in stocks outside the United States and to diversify broadly among developed and emerging countries throughout the world. The Portfolio normally invests in at least five countries and may invest in companies of any market capitalization, but focuses on large-sized companies and, to a lesser extent, medium-sized companies. While the Portfolio invests primarily in common stocks, it may also use derivatives such as futures and options, and forward foreign currency exchange contracts. Any investment in futures and options would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward foreign currency exchange contracts would primarily be used to help protect a portfolio's holdings from unfavorable changes in foreign exchange rates. The Portfolio may also invest in shares of affiliated and internally managed money market funds of T. Rowe Price.

The Portfolio may invest in real estate-related securities including real estate investment trusts.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

While the sub-adviser (“Sub-Adviser”) invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of the Sub-Adviser's decision making. Country allocation is driven largely by stock selection, though the Sub-Adviser may limit investments in markets that it believes have poor overall prospects.

Security selection reflects a growth style. The Sub-Adviser relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. The Sub-Adviser seeks to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the Sub-Adviser generally favors companies with one or more of the following characteristics:

• leading or improving market position;

• attractive business niche;

• attractive or improving franchise or industry position;

• seasoned management;

• stable or improving earnings and/or cash flow; and

• sound or improving balance sheet.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds that track the Index. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Under normal market conditions, the Portfolio invests all, or substantially all of its assets in these securities.

The Portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index (currently the MSCI EAFE(R) Index).

The MSCI EAFE(R) Index is a market value-weighted index that reflects the performance of approximately 1,100 securities listed on the stock exchanges of Europe, Australasia, and the Far East. Because the Portfolio’s assets invested in common stocks will be allocated in approximately the same relative proportion as the Index, the Portfolio may concentrate to approximately the same extent that the Index concentrates in the stock of a particular industry or group of industries. As of February 26, 2021, portions of the Index were focused in the financials sector and the industrials sector.

In seeking to track the performance of the Index, the Portfolio may become “non-diversified,” as defined in the 1940 Act, as a result of a change in relative market capitalizations or Voya International Index Portfolio index weightings of one or more components of the Index. As a result, whether at any time the Portfolio will be considered “diversified” or “non-diversified” will depend largely on the make-up of the Index at the time.

The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio's cash position as well as forward foreign currency exchange contracts to hedge currency risk. Although the Portfolio attempts to track, as closely as possible, the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index.

The sub-adviser (“Sub-Adviser”) may sell a security when the security's percentage weighting in the Index is reduced, when the security is removed from the Index, or for other reasons.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.

How do the principal risks compare?

The following table summarizes and compares the principal risks of investing in the Portfolios. Unless otherwise noted, risks that are shared by both Portfolios are materially the same for both Portfolios. You could lose money on an investment in the Portfolios. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Risks	TRP International Stock Portfolio	International Index Portfolio
Company: The price of a company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.	✓	✓
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.		✓
Credit: The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.		✓
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.	✓	✓
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.	✓	✓
Focused Investing: To the extent that the Portfolio’s index is substantially composed of securities in a particular industry, sector, market segment, or geographic area, the Portfolio will allocate its investments to approximately the same extent as the index. As a result, the Portfolio may be subject to greater market fluctuation than a fund that is more broadly invested. Economic conditions, political or regulatory conditions, or natural or other disasters affecting the particular industry, sector, market segment, or geographic area in which the Portfolio focuses its investments will have a greater effect on the Portfolio, and if securities of a particular industry, sector, market segment, or geographic area as a group fall out of favor the Portfolio could underperform, or be more volatile than, funds that have greater diversification.	✓	✓
Foreign Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.	✓	✓

Growth Investing: Prices of growth stocks are more sensitive to investor perceptions of the issuing company’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.	✓
Index Strategy: The index selected may underperform the overall market. To the extent the Portfolio seeks to track the index’s performance, the Portfolio will not use defensive strategies or attempt to reduce its exposure to poor performing securities in the index. To the extent the Portfolio’s investments track its target index, such Portfolio may underperform other funds that invest more broadly. The correlation between the Portfolio’s performance and index performance may be affected by the Portfolio’s expenses and the timing of purchases and redemptions of the Portfolio’s shares. In addition, the Portfolio’s actual holdings might not match the index and the Portfolio’s effective exposure to index securities at any given time may not precisely correlate.		✓
Interest Rate: With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, the United States experiences a low interest rate environment, which may increase the Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. To the extent that the Portfolio invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. Changes to monetary policy by the Federal Reserve Board or other regulatory actions could expose fixed-income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact the Portfolio’s operations and return potential.		✓

Investing through Stock Connect: Shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) may be purchased directly or indirectly through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the Portfolio may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Portfolio’s performance.

The Chinese economy is generally considered an emerging and volatile market. Significant portions of the Chinese securities markets may become rapidly illiquid because Chinese issuers have the ability to suspend the trading of their equity securities under certain circumstances, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. In addition, there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States of America signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies.” The list of such companies can change from time to time , and as a result of forced selling or inability to participate in an investment the Adviser otherwise believes is attractive, the Portfolio may incur losses.

✓

Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by the Portfolio. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.	✓	✓
Market: Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Portfolio to achieve its investment objectives.	✓	✓
Market Capitalization: Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.	✓	✓
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Portfolio and the Portfolio. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.	✓	✓

Non-Diversification (Index): Depending on the composition of the Index, the Portfolio may at any time, with respect to 75% of the Portfolio’s total assets, invest more than 5% of the value of its total assets in the securities of any one issuer. As a result, the Portfolio would at that time be “non-diversified,” as defined in the 1940 Act. A “non-diversified” mutual fund may invest a greater percentage of its assets in the securities of a single issuer than may a “diversified” mutual fund. A “non-diversified” investment company is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. The Portfolio may significantly underperform other mutual funds or investments due to the poor performance of relatively few stocks, or even a single stock, and the Portfolio’s shares may experience significant fluctuations in value.		✓
Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject.	✓	✓
Real Estate Companies and Real Estate Investment Trusts (“REITs”): Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Investments in REITs are affected by the management skill and creditworthiness of the REIT. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.	✓

Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.

	✓	✓

How do the fundamental policies compare?

The following chart compares the fundamental policies of TRP International Stock Portfolio and International Index Portfolio.

TRP International Stock Portfolio	International Index Portfolio

Diversification:

The Portfolio may not with respect to 75% of the Portfolio’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if as a result: (i) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer; or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

Diversification:

The Portfolio may not purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, except that the Portfolio may be non-diversified (as such term is defined in the 1940 Act) at any time to the extent that the Portfolio’s index is itself not diversified. This restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other registered management investment companies.

Concentration:

The Portfolio may not concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time. This limitation will not apply to the Portfolio’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by securities issued by the U.S. government, its agencies or instrumentalities).

Concentration:

The Portfolio may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities, or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio, and further provided, that the Portfolio will concentrate to approximately the same extent that its underlying index or indices concentrates in the stock of any particular industry or industries.

Borrowing: The Portfolio may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any orders obtained thereunder.

Borrowing:

The Portfolio may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive relief obtained by the Portfolio.

Making Loans:

The Portfolio may not make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring debt securities are not deemed to be making of loans.

Making Loans:

The Portfolio may not make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive relief obtained by the Portfolio.

Underwriting Securities:

The Portfolio may not act as an underwriter of securities except to the extent that, in connection with the disposition of securities by the Portfolio for its portfolio, the Portfolio may be deemed to be an underwriter under applicable law.

Underwriting Securities:

The Portfolio may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies.

Purchasing Real Estate:

The Portfolio may not purchase or sell real estate, except that the Portfolio may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

Purchasing Real Estate:

The Portfolio may not purchase or sell real estate, except that the Portfolio may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

Issuing Senior Securities:

The Portfolio may not issue any senior security (as defined in the 1940 Act), except that: (i) the Portfolio may enter into commitments to purchase securities in accordance with the Portfolio’s investment program, including reverse repurchase agreements, when-issued securities and delayed delivery, which may be considered the issuance of senior securities; (ii) the Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any orders obtained thereunder; (iii) the Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iv) the purchase of sale of futures contracts and related options shall not be considered to involve the issuance of senior securities.

Issuing Senior Securities:

The Portfolio may not issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio.

Purchasing or Selling Commodities:

The Portfolio may not purchase physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Purchasing or Selling Commodities:

The Portfolio may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

How do the purchase, exchange and redemption policies of the Portfolios compare?

The Portfolios have generally similar policies for buying and selling shares. Purchase and sale of shares of the Portfolios may be made only be separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

The Portfolios also have generally similar policies for the exchange of shares. Shares of any Portfolio may be exchanged for shares of any other Portfolio. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more other Portfolios.

How does VY(R) T. Rowe Price International Stock Portfolio’s performance compare to the performance of Voya International Index Portfolio?

The following information is intended to help you understand the risks of investing in the Portfolios. The following bar charts show the changes in the Portfolios’ performance from year to year, and the table compares each Portfolio’s performance to the performance of a broad-based securities market index/indices for the same period. The Portfolios’ performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of each Portfolio’s Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses.

Performance shown in the bar chart and in the table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolios’ performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolios’ past performance is no guarantee of future results.

TRP International Stock Portfolio’s performance prior to January 21, 2011 reflects returns achieved by a different sub-adviser and pursuant to different principal investment strategies. If the Portfolio’s current sub-adviser and strategies had been in place for the prior period, the performance information shown would have been different.

TRP International Stock Portfolio
(as of December 31 of each year)

Best quarter: 2nd Quarter 2020, 19.43% and Worst quarter: 1st Quarter 2020, -21.83%

Average Annual Total Returns for Periods Ended December 31, 2021

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class ADV	0.87%	9.80%	7.83%	N/A	1/20/06
MSCI ACW IndexSM Ex-U.S. 1	7.82%	9.61%	7.28%	N/A
Class I	1.48%	10.46%	8.48%	N/A	4/29/05
MSCI ACW IndexSM Ex-U.S. 1	7.82%	9.61%	7.28%	N/A
Class S	1.19%	10.18%	8.21%	N/A	5/02/05
MSCI ACW IndexSM Ex-U.S. 1	7.82%	9.61%	7.28%	N/A

1 The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

International Index Portfolio
 (as of December 31 of each year)

Best quarter: 2nd Quarter 2020, 15.90% and Worst quarter: 1st Quarter 2020, -23.29%

Average Annual Total Returns for Periods Ended December 31, 2021

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class ADV	10.41%	8.84%	7.29%	N/A	3/10/08
MSCI EAFE(R) Index 1	11.26%	9.55%	8.03%	N/A
Class I	10.86%	9.37%	7.81%	N/A	3/10/08
MSCI EAFE(R) Index 1	11.26%	9.55%	8.03%	N/A
Class S	10.62%	9.09%	7.54%	N/A	3/10/08
MSCI EAFE(R) Index 1	11.26%	9.55%	8.03%	N/A

1 The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

How does the management compare?

The following table describes the management of the Portfolios.

	TRP International Stock Portfolio	Voya International Index Portfolio
Investment Adviser	Voya Investments, LLC (the “Adviser”)	Adviser
Management Fee* (as a percentage of average daily net assets)	0.64%	0.44%
Sub-Adviser	T. Rowe Price Associates, Inc. (“T. Rowe Price”)	Voya Management Co. LLC (“Voya IM”)
Sub-Advisory Fee (as a percentage of average daily net assets)	0.42%*	0.1710% on all assets
Portfolio Managers	Richard N. Clattenburg	Steve Wetter Kai Yee Wong
Distributor	Voya Investments Distributor, LLC (the “Distributor”)	Distributor

* Represents current fee schedules in effect.

Voya Investments, LLC

Voya Investments, LLC (the “Adviser”), an Arizona limited liability company, serves as the investment adviser to each Portfolio. The Adviser has overall responsibility for the management of each Portfolio. The Adviser oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Adviser is registered with the SEC as an investment adviser. The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.

The Adviser’s principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2021, the Adviser managed approximately $96.3 billion in assets.

T. Rowe Price Associates, Inc.

T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly held financial services holding company. The principal address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2021, the firm and its affiliates managed approximately $1.69 trillion in assets.

The following individual is responsible for the day-to-day management of TRP International Stock Portfolio.

Richard N. Clattenberg, CFA, Portfolio Manager, is a vice president of T. Rowe Price. He joined the firm in 2005.

Voya Investment Management Co. LLC

Voya IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2021, Voya IM managed approximately $175.7 billion in assets.

The following individuals are jointly and primarily responsible for the day-to-day management of TRP International Stock Portfolio.

Steve Wetter, Portfolio Manager, is responsible for portfolio management of the index, active quantitative, and smart beta strategies. Mr. Wetter joined Voya IM in April 2012 and prior to that he was a portfolio manager and trader at Mellon Asset Management (2007 – 2009), and Northern Trust (2003 – 2007).

Kai Yee Wong, Portfolio Manager, is responsible for the portfolio management of the index, active quantitative, and smart beta strategies. Prior to joining Voya IM in 2012, Ms. Wong worked as a senior equity portfolio manager at Northern Trust, responsible for managing various global indices including developed, emerging, real estate, Topix, and socially responsible benchmarks (2003 – 2009).

Voya Investments Distributor, LLC

Voya Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser.

The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

What are the key differences in the rights of shareholders of VY(R) International Stock Portfolio and Voya International Index Portfolio?

Rights of Shareholders

VY(R) T. Rowe Price International Stock Portfolio is organized as a series of Voya Investors Trust (“VIT”), a Massachusetts business trust. Voya International Index Portfolio is organized as a series of Voya Variable Portfolios, Inc. (“VVPI”), a Maryland corporation. Both Portfolios are governed by a Board of Trustees/Directors consisting of the same eight members. For more information on the history of VIT or VVPI, see each Portfolio’s Statement of Additional Information dated May 1, 2022.

The key differences in the rights of shareholders are described in the table below.

	TRP International Stock Portfolio	International Index Portfolio
Election of Trustees	Shareholders may elect Trustees by the vote of a plurality of votes cast at any shareholder meeting called for that purpose, to the extent required by the 1940 Act.	At any meeting of shareholders duly called for the purpose and only as required by the 1940 Act, shareholders may elect Directors by the vote of a plurality of the votes cast at the meeting, provided a quorum is present.
Removal of Trustees	A Trustee may be removed at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective. Trustees may also be removed at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares or by a written declaration executed, without a meeting, by the holders of not less than two-thirds of the outstanding shares.	At any meeting of shareholders duly called for the purpose, shareholders have the power to remove Directors by the vote of a majority of all the votes entitled to be cast generally for the election of Directors. Directors of a Maryland corporation do not have the power to remove Directors.
Liquidation	The Trust or any series or class thereof may be terminated by the affirmative vote of a majority of the Trustees. This may be done without a vote of the shareholders.	In general, the Board may approve the liquidation of any series of the Corporation without the approval of shareholders. The dissolution of the Corporation must be advised by the Board of Directors and approved by the shareholders entitled to cast a majority of the votes entitled to be cast on the matter. At such time as no shares are outstanding, the dissolution of the Corporation may be approved by a majority of the entire Board of Directors.
Amendments to the Declaration of Trust and Bylaws	A majority of the Trustees have the power to amend the Declaration of Trust, except that no amendment to the Declaration of Trust that would materially adversely affect the rights of shareholders may be made without the approval of a majority of shares outstanding and entitled to vote.	In general, amendments to the charter of the Corporation must be advised by the Directors and approved by the affirmative vote of the shareholders entitled to cast a majority of all the votes entitled to be cast on the matter, except that no action affecting the validity or assessability of such shares shall be taken without the unanimous approval of the outstanding shares affected thereby. Under Maryland law, a majority of the entire Board of Directors may approve certain limited amendments to the charter without action by the shareholders.

 Dividends and Other Distributions

Each Portfolio generally distributes most or all of its net earnings in the form of dividends, consisting of net investment income and capital gains distributions. Each Portfolio distributes capital gains, if any, annually and declares dividends and pays dividends consisting of net investment income, if any, annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time a portion of a Portfolio’s distribution may constitute a return of capital. To comply with federal tax regulations, each Portfolio may also pay an additional capital gains distribution.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Portfolios as of March 2, 2022 and on a pro forma basis as of March 2, 2022, giving effect to the Reorganization:

	VY(R) T. Rowe Price International Stock Portfolio	Voya International Index Portfolio	Pro Forma Adjustments		Voya International Index Portfolio Pro Forma Combined
Class ADV
Net Assets	$22,632,604	$445,778,272	$-		$468,410,876
Shares Outstanding	1,416,788	41,130,143	671,091	(A)	43,218,022
Net Asset Value Per Share	$15.97	$10.84	$-		$10.84
Class I
Net Assets	$41,152,405	$509,821,709	$-		$550,974,114
Shares Outstanding	2,556,882	46,018,899	1,157,234	(A)	49,733,015
Net Asset Value Per Share	$16.09	$11.08	$-		$11.08
Class S
Net Assets	$119,672,989	$74,786,939	$-		$194,459,928
Shares Outstanding	7,472,458	6,804,289	3,416,804	(A)	17,693,551
Net Asset Value Per Share	$16.02	$10.99	$-		$10.99

(A) Reflects new shares issued, net of retired shares of VY(R) T. Rowe Price International Stock Portfolio.  (Calculation:  Net Assets ÷ NAV per share).

The total assets under management as of March 2, 2022 for TRP International Stock Portfolio and International Index Portfolio were $183,457,998 and $2,233,682,284, respectively.

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a form of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of TRP International Stock Portfolio in exchange for shares of beneficial interest of International Index Portfolio and the assumption by International Index Portfolio of all of TRP International Stock Portfolio’s liabilities; and (ii) the distribution of shares of International Index Portfolio to shareholders of TRP International Stock Portfolio, as provided for in the Reorganization Agreement, in complete liquidation of TRP International Stock Portfolio.

Each shareholder of Class ADV, Class I or Class S shares of TRP International Stock Portfolio will hold, immediately after the Closing, the corresponding share class of International Index Portfolio having an aggregate value equal to the aggregate value of the shares of TRP International Stock Portfolio held by that shareholder as of the close of business on the Closing Date. International Index Portfolio also offers Class S2 shares which are not subject to this transaction.

The obligations of the Portfolios under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of TRP International Stock Portfolio and that each Portfolio receives an opinion from the law firm of Ropes & Gray LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. A copy of this opinion will be filed with the SEC shortly after the Closing. The Reorganization Agreement also requires that each of the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or by one party on certain other grounds.

Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Expenses of the Reorganization

The expenses of the Reorganization will be paid by the Adviser (or an affiliate), whether or not the Reorganization is consummated. The expenses of the Reorganization include, but are not limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution of the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting. The expenses of the Reorganization are estimated to be $282,230 and do not include the transition costs described in “Portfolio Transitioning” below.

Portfolio Transitioning

If the Reorganization is approved by shareholders, TRP International Stock Portfolio is expected to sell a significant portion (the Adviser estimates 86%) of its holdings shortly prior to the Closing Date to prepare for the Reorganization. The proceeds of such sales are expected to be invested in securities that Voya IM wishes for International Index Portfolio to hold and in temporary investments, which will be delivered to International Index Portfolio at the Closing Date.

Costs of portfolio transitions are measured using implementation shortfall, which measures the change between the market value of a portfolio at the close of the market the day before any trading related to the portfolio transition occurs and the actual price at which the trades are executed during the portfolio transition. Implementation shortfall includes both explicit and implicit transition costs. The explicit costs include brokerage commissions, fees, and taxes. The explicit transition costs are estimated to be $425,000 (or 23 basis points) and will be paid by TRP International Stock Portfolio. All the other costs of transitioning the Portfolios are considered implicit costs. These include spread costs, market impact costs, and opportunity costs. Quantifying implicit costs is difficult and involves some degree of subjective determinations. These implicit costs will be borne by TRP International Stock Portfolio.

If shareholders approve the Reorganization, from the close of business on July 1, 2022 through the close of business on July 8, 2022, TRP International Stock Portfolio is expected to be in a “transition period.” During the transition period, TRP International Stock Portfolio might not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. After the Closing, Voya IM, as the sub-adviser to International Index Portfolio, may also sell portfolio holdings that it acquired from TRP International Stock Portfolio, and International Index Portfolio may not be immediately fully invested in accordance with its stated investment strategies. In addition, each Portfolio may engage in a variety of transition management techniques to facilitate the portfolio transition process, including without limitation, the purchase and sale of baskets of securities and exchange-traded funds, and enter into and close futures contracts or other derivative transactions. Such sales and purchases by the Portfolios during the transition period may be made at a disadvantageous time and could result in potential losses to the Portfolios.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986. Accordingly, pursuant to this treatment, neither TRP International Stock Portfolio nor the Separate Accounts and Qualified Plans as its shareholders, nor International Index Portfolio nor the Separate Accounts and Qualified Plans as its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

As a condition to the closing of the Reorganization, the Portfolios will receive an opinion from tax counsel to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and subject to certain qualifications, the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

Prior to the Closing Date, TRP International Stock Portfolio will pay to the Separate Accounts of Participating Insurance Companies and Qualified Plans that own its shares, a distribution consisting of any undistributed investment company taxable income, any net tax-exempt income, and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date, including portfolio transitions in connection with the Reorganization. Variable Contract owners and Plan Participants are not expected to recognize any income or gains for federal income tax purposes from this cash distribution.

What is the Board’s recommendation?

At a meeting held on January 27, 2022, after consideration of such factors and information it considered relevant (see below), the Board of Trustees of TRP International Stock Portfolio (the “TRP International Stock Portfolio Board”), including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act (the “Independent Trustees”), approved the Reorganization Agreement and voted to recommend to shareholders that they approve the Reorganization Agreement. The TRP International Stock Portfolio Board is therefore recommending that the TRP International Stock Portfolio’s shareholders vote “FOR” the Reorganization Agreement.

What factors did the Board consider?

The TRP International Stock Portfolio Board met on January 27, 2022 to evaluate and consider the Reorganization. In connection with its consideration of whether to approve the Reorganization Agreement, the TRP International Stock Portfolio Board was provided with, among other information, presentations by the Adviser regarding the proposed Reorganization and information relating to TRP International Stock Portfolio and International Index Portfolio, the draft Reorganization Agreement, and responses from the Adviser to information request letters prepared by counsel to the Independent Trustees on their behalf regarding the proposed reorganization. As part of their review process, the Independent Trustees were represented by independent legal counsel. The Trustees were provided with information both in writing and during oral presentations made at that meeting, including, among other matters, historical performance information (both relative and absolute), historical fee and expense information, and the projected fee and expense information of International Index Portfolio following the Reorganization.

Based upon their review, the Trustees, including all of the Independent Trustees, unanimously concluded that it was in the best interests of both Portfolios to participate in the Reorganization and that the interests of both Portfolios’ shareholders would not be diluted as a result of the Reorganization.

The TRP International Stock Portfolio Board, in reaching its decision to approve the Reorganization, considered a number of factors, including, but not limited to, the following:

-	The fact that TRP International Stock Portfolio experienced fifth quintile performance relative to its Morningstar peer category for the one-, three-, five-, and ten-year periods through December 31, 2021;

-	The Adviser anticipates potential large redemptions in TRP International Stock Portfolio in the near future and is seeking options to ensure the Portfolio’s ongoing viability for remaining shareholders;

-	The Adviser’s belief that following that redemption TRP International Stock Portfolio would be too small to operate effectively on a long-term basis and would have little prospect for growth in light of its historical performance record;

-	Although the absolute performance of the TRP International Stock Portfolio has exceeded that of the International Index Portfolio for various time periods, the Adviser’s representation that the International Index Portfolio has provided a more favorable investment experience to shareholders compared to its peers than has the TRP International Stock Portfolio by providing superior performance against its peer group;

-	That the Reorganization will provide TRP International Stock Portfolio shareholders an opportunity to invest in a portfolio offering a broad international equity exposure with substantially greater scale than the TRP International Stock Portfolio and with substantially lower expenses;

-	The Adviser’s representation that TRP International Stock Portfolio shareholders desiring to maintain an actively managed exposure to this asset class will have the opportunity before and after the Reorganization to allocate their investments to other actively managed international equity options offered through their investment products;

-	That the Adviser proposes to implement an additional advisory fee breakpoint for International Index Portfolio in connection with the Reorganization to provide further potential benefits to the shareholders of the Portfolios;

-	The representations from the Portfolios’ Chief Investment Risk Officer regarding the Reorganization, including that there were no material investment risk objections;

-	The Adviser’s representations that direct or indirect costs relating to the implementation of the Reorganization will not be borne by either Portfolio or their shareholders; and the fact that explicit transaction costs will be borne by TRP International Stock Portfolio and implicit transaction costs are uncertain and will also be borne by TRP International Stock Portfolio;

-	The expected tax consequences of the Reorganization to TRP International Stock Portfolio and its shareholders, including that the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization; and

-	The fact that the Reorganization would be effected at the respective net asset values per share of TRP International Stock Portfolio and International Index Portfolio, and is not expected to result in any dilution of the interests of the shareholders of TRP International Stock Portfolio or International Index Portfolio.

In reaching their decision to approve the Reorganization, no single factor was determinative in the Trustees’ analysis, but rather the Trustees considered a variety of factors. Different Trustees may have given different weight to different individual factors and related conclusions.

What is the required vote?

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (i) 67% or more of the voting securities present at the Special Meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares entitled to vote.

What happens if shareholders do not approve the Reorganization?

If shareholders of TRP International Stock Portfolio do not approve the Reorganization, TRP International Stock Portfolio will continue to be managed by the Adviser as described in the prospectus, and the Board will determine what additional action, if any, should be taken.

General Information about the Proxy Statement/Prospectus

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of the TRP International Stock Portfolio’s shareholders.

How is my proxy being solicited?

Solicitation of proxies or voting instructions is being made primarily by the mailing of the Notice of Special Meeting, this Proxy Statement/Prospectus, and the Proxy Ballot or Voting Instruction Card on or about May 6, 2022. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

What happens to my proxy once I submit it?

The Board has named Joanne Osberg, Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders.

Can I revoke my proxy after I submit it?

Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy, including a proxy given by telephone or via the Internet, may be revoked by submitting a written notice of revocation with TRP International Stock Portfolio or a properly executed proxy bearing a later date (including a proxy given by telephone or via the Internet). In addition, any shareholder who attends the Special Meeting virtually may vote by ballot at the Special Meeting, thereby canceling any proxy or voting instruction previously given.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submit your executed Proxy Ballot or Voting Instruction Card but do not vote on the proposals, your proxies will vote on the Proposals as recommended by the Board. If any other matter is properly presented at the Special Meeting, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement/Prospectus was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposals discussed in this Proxy Statement/Prospectus.

Quorum and Tabulation

Each shareholder of the TRP International Stock Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. The holders of 30% of the outstanding shares of the Portfolio present at the Special Meeting via an online format or by proxy shall constitute a quorum for the transaction of business at the Special Meeting unless otherwise required by applicable law.

Adjournments

If a quorum is not present at the Special Meeting, or if there are insufficient votes to approve any proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of VIT and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstentions

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on a proposal.

Additional Voting Information

The Separate Accounts and Qualified Plans are the record owners of the shares of TRP International Stock Portfolio. The Qualified Plans and Separate Accounts will vote TRP International Stock Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans. TRP International Stock Portfolio does not impose any requirement that a minimum percentage of voting instructions be received, before counting the Separate Accounts and Qualified Plans as the TRP International Stock Portfolio’s shareholders in determining whether a quorum is present.

Where Variable Contract Holders and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and Separate Accounts will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders and Plan Participants who voted. The effect of proportional voting is that if a large number of Variable Contract Holders and Plan Participants fail to give voting instructions, a small number of Variable Contract Holders and Plan Participants may determine the outcome of the vote. Because a significant percentage of TRP International Stock Portfolio’s shares are held by Separate Accounts, which use proportional voting, the presence of such Separate Accounts at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

How many shares are outstanding?

As of April 4, 2022 (the “Record Date”), the following shares of beneficial interest of TRP International Stock Portfolio were outstanding and entitled to vote:

Class	Share Outstanding
ADV	1,416,366
I	2,536,812
S	7,365,333
Total	11,318,511

Shares have no preemptive or subscription rights. To the knowledge of the Adviser, as of the Record Date, no current Trustee of the TRP International Stock Portfolio owns 1% or more of the outstanding shares of any class of the TRP International Stock Portfolio, and the officers and Trustees own, as a group, less than 1% of the shares of any class of the TRP International Stock Portfolio.

Appendix C hereto lists the persons that, as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of any class of TRP International Stock Portfolio or International Index Portfolio.

Can shareholders submit proposals for a future shareholder meeting?

TRP International Stock Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required by law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Why did my household only receive one copy of this Proxy Statement/Prospectus?

Only one copy of this Proxy Statement/Prospectus may be mailed to each household, even if more than one person in the household is a shareholder of record, unless TRP International Stock Portfolio has received contrary instructions from one or more of the household’s shareholders. If you need an additional copy of this Proxy Statement/Prospectus, please contact Shareholder Services at 1-800-366-0066. If in the future, you do not wish to combine or wish to recombine the mailing of a proxy statement with household members, please inform TRP International Stock Portfolio in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or via telephone at 1-800-366-0066.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot or Voting Instruction Card is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot or Voting Instruction Card.

By order of the Board of Trustees

Joanne F. Osberg
Secretary

May 6, 2022

7337 E. Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Appendix A: Form of Agreement and Plan of Reorganization

Form of

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 27th day of January, 2022, by and between Voya Variable Portfolios, Inc. (“VVPI”), a Maryland corporation with its principal place of business at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258 (the “Company”), on behalf of its series, Voya International Index Portfolio (the “Surviving Portfolio”), and Voya Investors Trust (“VIT”), a Massachusetts business trust with its principal place of business at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258 (the “Trust”), on behalf of its series, VY® T. Rowe Price International Stock Portfolio (the “Disappearing Portfolio”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Disappearing Portfolio to the Surviving Portfolio in exchange solely for Class ADV, Class I, and Class S voting shares of capital stock of the Surviving Portfolio (the “Surviving Portfolio Shares”), the assumption by the Surviving Portfolio of the liabilities of the Disappearing Portfolio described in paragraph 1.3, and the distribution of the Surviving Portfolio Shares to the shareholders of the Disappearing Portfolio in complete liquidation of the Disappearing Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Disappearing Portfolio and the Surviving Portfolio are series of open-end, registered investment companies of the management type and the Disappearing Portfolio owns securities which generally are assets of the character in which the Surviving Portfolio is permitted to invest; and

WHEREAS, the Board of Directors of the Surviving Portfolio has determined that the exchange of all of the assets of the Disappearing Portfolio for Surviving Portfolio Shares and the assumption of the liabilities of the Disappearing Portfolio, as described in paragraphs 1.2 and 1.3 herein, by the Surviving Portfolio are in the best interests of the Surviving Portfolio and its shareholders and that the interests of the existing shareholders of the Surviving Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Disappearing Portfolio has determined that the exchange of all of the assets of the Disappearing Portfolio for Surviving Portfolio Shares and the assumption of the liabilities of the Disappearing Portfolio by the Surviving Portfolio, as described in paragraphs 1.2 and 1.3 herein, is in the best interests of the Disappearing Portfolio and its shareholders and that the interests of the existing shareholders of the Disappearing Portfolio would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE DISAPPEARING Portfolio TO THE SURVIVING Portfolio IN EXCHANGE FOR THE SURVIVING Portfolio SHARES, THE ASSUMPTION OF ALL DISAPPEARING Portfolio LIABILITIES AND THE LIQUIDATION OF THE DISAPPEARING Portfolio

1.1.            Subject to the requisite approval of the Disappearing Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Disappearing Portfolio agrees to transfer all of the Disappearing Portfolio’s assets, as set forth in paragraph 1.2, to the Surviving Portfolio, and the Surviving Portfolio agrees in exchange therefor: (i) to deliver to the Disappearing Portfolio the number of full and fractional Class ADV, Class I, and Class S Surviving Portfolio Shares determined by dividing the value of the Disappearing Portfolio’s net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Surviving Portfolio Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Disappearing Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.            The assets of the Disappearing Portfolio to be acquired by the Surviving Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Disappearing Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Disappearing Portfolio on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3.            The Disappearing Portfolio will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Surviving Portfolio shall assume all of the liabilities of the Disappearing Portfolio whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1. On or as soon as practicable prior to the Closing Date, the Disappearing Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income, if any, and realized net capital gain, if any, for the current taxable year through the Closing Date and any other amounts necessary to be distributed in order to eliminate any excise tax liability under Section 4982 of the Code.

1.4.            Immediately after the transfer of assets provided for in paragraph 1.1, the Disappearing Portfolio will distribute to the Disappearing Portfolio’s shareholders of record with respect to its Class ADV, Class I, and Class S shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within each class, the Surviving Portfolio Shares of the same class received by the Disappearing Portfolio pursuant to paragraph 1.1. In addition, as soon as is reasonably practicable after the Closing, the Disappearing Portfolio will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Disappearing Portfolio’s shares, by the transfer of the Surviving Portfolio Shares then credited to the account of the Disappearing Portfolio on the books of the Surviving Portfolio to open accounts on the share records of the Surviving Portfolio in the names of the shareholders of record of each class of the Disappearing Portfolio’s shares, determined as of immediately after the close of business on the Closing Date (the “Disappearing Portfolio Shareholders”). The aggregate net asset value of Class ADV, Class I, and Class S Surviving Portfolio Shares to be so credited to shareholders of Class ADV, Class I, and Class S shares of the Disappearing Portfolio shall, with respect to each class, be equal to the aggregate net asset value of the Disappearing Portfolio of that same class owned by such shareholders on the Closing Date. All issued and outstanding Class ADV, Class I, and Class S Disappearing Portfolio shares will simultaneously be canceled on the books of the Disappearing Portfolio, although share certificates representing interests in Class ADV, Class I, and Class S shares of the Disappearing Portfolio will represent a number of shares of the same class of Surviving Portfolio Shares after the Closing Date, as determined in accordance with Section 2.3. The Surviving Portfolio shall not issue certificates representing the Class ADV, Class I, and Class S Surviving Portfolio Shares in connection with such exchange.

1.5.            Ownership of Surviving Portfolio Shares will be shown on the books of the Surviving Portfolio’s transfer agent, as defined in paragraph 3.3.

1.6.            Any reporting responsibility of the Disappearing Portfolio including, but not limited to, the responsibility for the filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Disappearing Portfolio until the Disappearing Portfolio completes its liquidation and dissolves. Thereafter, any such reporting responsibilities shall be the responsibility of the Surviving Portfolio’s investment manager on behalf of the Disappearing Portfolio.

2.	VALUATION

2.1.            The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends and deduction for any expenses of the Reorganization contemplated hereby to be paid by the Disappearing Portfolio on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Surviving Portfolio, and valuation procedures established by the Surviving Portfolio’s Board of Directors.

2.2.            The net asset value of Class ADV, Class I, and Class S Surviving Portfolio Shares shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Surviving Portfolio’s then-current prospectus and statement of additional information and valuation procedures established by the Surviving Portfolio’s Board of Directors.

2.3.            The number of the Class ADV, Class I, and Class S Surviving Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Disappearing Portfolio’s assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class ADV, Class I, and Class S shares of the Disappearing Portfolio, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the Surviving Portfolio Shares of the same class, determined in accordance with paragraph 2.2.

2.4.            All computations of value shall be made by the Disappearing Portfolio’s designated record keeping agent and shall be subject to review by the Surviving Portfolio’s record keeping agent and by each Portfolio’s respective independent registered public accounting firm.

3.	CLOSING AND CLOSING DATE

3.1.            The Closing Date shall be July 8, 2022 or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Surviving Portfolio or at such other time and/or place as the parties may agree.

3.2.            The Disappearing Portfolio shall direct the Bank of New York Mellon, as custodian for the Disappearing Portfolio (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Surviving Portfolio within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Disappearing Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Surviving Portfolio no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Disappearing Portfolio as of the Closing Date for the account of the Surviving Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Disappearing Portfolio’s Assets are deposited, the Disappearing Portfolio’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Disappearing Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.            The Disappearing Portfolio shall direct BNY Mellon Investment Servicing (U.S.) Inc. (the “Transfer Agent”), on behalf of the Disappearing Portfolio, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Disappearing Portfolio Shareholders and the number and percentage ownership of outstanding Class ADV, Class I, and Class S shares owned by each such shareholder immediately prior to the Closing. The Surviving Portfolio shall issue and deliver a confirmation evidencing the Surviving Portfolio Shares to be credited on the Closing Date to the Secretary of the Surviving Portfolio, or provide evidence satisfactory to the Disappearing Portfolio that such Surviving Portfolio Shares have been credited to the Disappearing Portfolio’s account on the books of the Surviving Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.            In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Surviving Portfolio or the Disappearing Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Disappearing Portfolio or the Board of Directors of the Surviving Portfolio, accurate appraisal of the value of the net assets of the Surviving Portfolio or the Disappearing Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.            REPRESENTATIONS AND WARRANTIES

4.1.            Except as has been disclosed to the Surviving Portfolio in a written instrument executed by an officer of VIT, VIT, on behalf of the Disappearing Portfolio, represents and warrants to VVPI as follows:

(a)            The Disappearing Portfolio is duly organized as a series of VIT, which is a business trust, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under VIT’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)            VIT is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Disappearing Portfolio under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)            No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Disappearing Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)            The current prospectus and statement of additional information of the Disappearing Portfolio and each prospectus and statement of additional information of the Disappearing Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)            On the Closing Date, the Disappearing Portfolio will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Surviving Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Surviving Portfolio;

(f)            The Disappearing Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of VIT’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which VIT, on behalf of the Disappearing Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which VIT, on behalf of the Disappearing Portfolio, is a party or by which it is bound;

(g)            All material contracts or other commitments of the Disappearing Portfolio (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Disappearing Portfolio at or prior to the Closing Date;

(h)            Except as otherwise disclosed in writing to and accepted by VVPI, on behalf of the Surviving Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Disappearing Portfolio or any of its properties or assets or any person whom the Disappearing Portfolio may be obligated to indemnify in connection with such litigation, proceeding or investigation that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. VIT, on behalf of the Disappearing Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Disappearing Portfolio as of and for the year ended December 31, 2021 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with consistently applied U.S. generally accepted accounting principles (“U.S. GAAP”), and such statements (copies of which have been furnished to the Surviving Portfolio) present fairly, in all material respects, the financial condition of the Disappearing Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Disappearing Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)            Since December 31, 2021, there has not been any material adverse change in the Disappearing Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Disappearing Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Portfolio (for the purposes of this subparagraph (j), a decline in net asset value per share of the Disappearing Portfolio due to declines in market values of securities in the Disappearing Portfolio’s portfolio, the discharge of Disappearing Portfolio liabilities, or the redemption of Disappearing Portfolio shares by shareholders of the Disappearing Portfolio shall not constitute a material adverse change);

(k)            On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Disappearing Portfolio required by law to have been filed by such date (including any extensions) shall have been timely filed and are or will be correct and complete in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Disappearing Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)            For each taxable year of its operation (including the taxable year ending on the Closing Date), the Disappearing Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income, net tax-exempt income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income, net tax-exempt income and net capital gain for each of (i) any prior taxable year for which any such dividend and related distribution are still timely and (ii) the period ending on the Closing Date, and has met (or will meet) the diversification and other requirements of Section 817(h) of the Code and the Treasury Regulations promulgated thereunder (including Treasury Regulations Section 1.817-5);

(m)            All issued and outstanding shares of the Disappearing Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Disappearing Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Disappearing Portfolio, as provided in paragraph 3.3. The Disappearing Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Disappearing Portfolio, nor is there outstanding any security convertible into any of the Disappearing Portfolio shares;

(n)            The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of VIT, on behalf of the Disappearing Portfolio, and, subject to the approval of the shareholders of the Disappearing Portfolio, this Agreement will constitute a valid and binding obligation of the Disappearing Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)            The information to be furnished by VIT, on behalf of the Disappearing Portfolio, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority) that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto;

(p)            The proxy statement of the Disappearing Portfolio (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Disappearing Portfolio, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Surviving Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(q)            On the Closing Date, the Disappearing Portfolio will have sold such of its assets, if any, as are necessary based on information provided by the Surviving Portfolio and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Disappearing Portfolio pursuant to this Agreement, the Surviving Portfolio, if classified as a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act, will remain a “diversified company” and in compliance in all material respects with such other investment restrictions as are set forth in the Surviving Portfolio Prospectus, as amended through the Closing Date.

4.2.            Except as has been disclosed to the Disappearing Portfolio in a written instrument executed by an officer of VVPI, VVPI, on behalf of the Surviving Portfolio, represents and warrants to VIT as follows:

(a)            The Surviving Portfolio is duly organized as a series of VVPI, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under VVPI’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)            VVPI is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Surviving Portfolio under the 1933 Act, are in full force and effect;

(c)            No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Surviving Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)            The current prospectus and statement of additional information of the Surviving Portfolio and each prospectus and statement of additional information of the Surviving Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)            On the Closing Date, the Surviving Portfolio will have good and marketable title to the Surviving Portfolio’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Disappearing Portfolio has received notice and necessary documentation at or prior to the Closing;

(f)            The Surviving Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of VVPI’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which VVPI, on behalf of the Surviving Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which VVPI, on behalf of the Surviving Portfolio, is a party or by which it is bound;

(g)            Except as otherwise disclosed in writing to and accepted by VIT, on behalf of the Disappearing Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against VVPI, on behalf of the Surviving Portfolio, or any of its properties or assets, or any person whom the Surviving Portfolio may be obligated to indemnify in connection with such litigation, proceeding or investigation, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. VVPI, on behalf of the Surviving Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Surviving Portfolio as of and for the year ended December 31, 2021 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with consistently applied U.S. GAAP, and such statements (copies of which have been furnished to the Disappearing Portfolio) present fairly, in all material respects, the financial condition of the Surviving Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Surviving Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i)            Since December 31, 2021, there has not been any material adverse change in the Surviving Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Disappearing Portfolio. (For purposes of this subparagraph (i), a decline in net asset value per share of the Surviving Portfolio due to declines in market values of securities in the Surviving Portfolio’s portfolio, the discharge of Surviving Portfolio liabilities, or the redemption of Surviving Portfolio Shares by shareholders of the Surviving Portfolio, shall not constitute a material adverse change);

(j)            On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Surviving Portfolio required by law to have been filed by such date (including any extensions) shall have been timely filed and are or will be correct and complete in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Surviving Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)            For each taxable year of its operation (including the taxable year that includes the Closing Date), the Surviving Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income, net tax-exempt income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and has met (or will meet) the diversification and other requirements of Section 817(h) of the Code and the Treasury Regulations promulgated thereunder (including Treasury Regulations Section 1.817-5);

(l)            All issued and outstanding shares of the Surviving Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Surviving Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Surviving Portfolio, as provided in paragraph 3.3. The Surviving Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Portfolio Shares, nor is there outstanding any security convertible into any Surviving Portfolio Shares;

(m)             The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of VVPI, on behalf of the Surviving Portfolio, and this Agreement will constitute a valid and binding obligation of the Surviving Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)            The Class ADV, Class I, and Class S Surviving Portfolio Shares to be issued and delivered to the Disappearing Portfolio, for the account of the Disappearing Portfolio shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Surviving Portfolio Shares, and will be fully paid and non-assessable;

(o)            The information to be furnished by VVPI, on behalf of the Surviving Portfolio, for use in the registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)            That insofar as it relates to the Surviving Portfolio, the Registration Statement relating to the Surviving Portfolio Shares issuable hereunder, and the proxy materials with respect to the Disappearing Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, as of the date of this Agreement: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Disappearing Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. Additionally, and through the Closing Date, to the extent any statement included in the Registration Statement, as supplemented or amended, relating to the Surviving Portfolio Shares issuable hereunder that was not misleading becomes misleading based on events that occur after the date of this Agreement, the Surviving Portfolio will, within a commercially reasonable amount of time, inform the Disappearing Portfolio.

5.	COVENANTS OF THE SURVIVING Portfolio AND THE DISAPPEARING Portfolio

5.1.            The Surviving Portfolio and the Disappearing Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.            The Disappearing Portfolio will call a meeting of the shareholders of the Disappearing Portfolio to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.            The Disappearing Portfolio covenants that the Class ADV, Class I, and Class S Surviving Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.            The Disappearing Portfolio will assist the Surviving Portfolio in obtaining such information as the Surviving Portfolio reasonably requests concerning the beneficial ownership of the Disappearing Portfolio’s shares.

5.5.            Subject to the provisions of this Agreement, the Surviving Portfolio and the Disappearing Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.            The Disappearing Portfolio will provide the Surviving Portfolio with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Surviving Portfolio (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Disappearing Portfolio to consider approval of this Agreement and the transactions contemplated herein.

5.7.            The Surviving Portfolio will advise the Disappearing Portfolio promptly if at any time prior to the Closing Date the assets of the Disappearing Portfolio include any securities that the Surviving Portfolio is not permitted to acquire.

5.8.            As soon as is reasonably practicable after the Closing, the Disappearing Portfolio will make a liquidating distribution to its shareholders consisting of the Class ADV, Class I, and Class S Surviving Portfolio Shares received at the Closing.

5.9.            The Surviving Portfolio and the Disappearing Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.10.            VIT, on behalf of the Disappearing Portfolio, covenants that VIT will, from time to time, as and when reasonably requested by the Surviving Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as VVPI, on behalf of the Surviving Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) VIT’s, on behalf of the Disappearing Portfolio’s, title to and possession of the Surviving Portfolio Shares to be delivered hereunder, and (b) VVPI’s, on behalf of the Surviving Portfolio’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.11.            The Surviving Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE DISAPPEARING Portfolio

The obligations of VIT, on behalf of the Disappearing Portfolio, to consummate the transactions provided for herein shall be subject, at VIT’s election, to the performance by VVPI, on behalf of the Surviving Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.            All representations and warranties of VVPI, on behalf of the Surviving Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.            VVPI, on behalf of the Surviving Portfolio shall have delivered to VIT a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to VIT and dated as of the Closing Date, to the effect that the representations and warranties of VVPI, on behalf of the Surviving Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as VIT shall reasonably request; and

6.3.            VVPI, on behalf of the Surviving Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by VVPI, on behalf of the Surviving Portfolio, on or before the Closing Date.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING Portfolio

The obligations of VVPI, on behalf of the Surviving Portfolio, to complete the transactions provided for herein shall be subject, at VVPI’s election, to the performance by VIT, on behalf of the Disappearing Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.            All representations and warranties of VIT, on behalf of the Disappearing Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.            VIT, on behalf of the Disappearing Portfolio shall have delivered to VVPI, on behalf of the Surviving Portfolio, (i) a statement of the Disappearing Portfolio’s assets and liabilities, as of the Closing Date, certified by the Treasurer of VIT, (ii) a statement of the respective tax basis of each investment transferred by the Disappearing Portfolio to Surviving Portfolio, and (iii) copies of all relevant tax books and records;

7.3.            VIT, on behalf of the Disappearing Portfolio shall have delivered to VVPI, on behalf of the Surviving Portfolio on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to VVPI and dated as of the Closing Date, to the effect that the representations and warranties of VIT, on behalf of the Disappearing Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as VVPI shall reasonably request;

7.4.            VIT, on behalf of the Disappearing Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by VIT, on behalf of the Disappearing Portfolio, on or before the Closing Date; and

7.5.            The Disappearing Portfolio shall have declared and paid a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income, all of its net tax-exempt income, if any, and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any prior taxable year if still timely under Section 855 of the Code, to the extent not otherwise already distributed.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING Portfolio AND THE DISAPPEARING Portfolio

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to VIT, on behalf of the Disappearing Portfolio, or VVPI, on behalf of the Surviving Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.            The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Disappearing Portfolio in accordance with the provisions of VIT’s Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to VVPI. Notwithstanding anything herein to the contrary, neither VVPI, on behalf of the Surviving Portfolio, nor VIT, on behalf of the Disappearing Portfolio, may waive the conditions set forth in this paragraph 8.1;

8.2.            On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.            All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by VVPI, on behalf of the Surviving Portfolio, or VIT, on behalf of the Disappearing Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Portfolio or the Disappearing Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.4.            The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.            The parties shall have received the opinion of tax counsel (which opinion will be subject to certain qualifications) addressed to VVPI and VIT substantially to the effect that, based upon certain facts, assumptions, representations and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, the transaction contemplated by this Agreement shall constitute a tax-free reorganization within the meaning of Section 368(a)(1) of the Code for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by tax counsel of representations it shall request of VVPI and VIT. Notwithstanding anything herein to the contrary, VVPI and VIT may not waive the condition set forth in this paragraph 8.5.

9.	BROKERAGE FEES AND EXPENSES

9.1.            VIT, on behalf of the Disappearing Portfolio, and VVPI, on behalf of the Surviving Portfolio, each represents and warrants to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.            The expenses relating to the proposed Reorganization will be borne by the investment manager to both the Surviving Portfolio and the Disappearing Portfolio (or an affiliate of the investment manager). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Surviving Portfolio’s prospectus and the Disappearing Portfolio’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or in failure of the Reorganization to be treated as a reorganization described in Section 368(a)(1)(F) of the Code.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.            The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.            The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties. This Agreement may also be terminated and the transactions contemplated hereby may be abandoned by either party: (i) if the Closing shall not have occurred on or before October 31, 2022, unless such date is extended by mutual agreement of the parties; or (ii) if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Directors, Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of VVPI and VIT; provided, however, that following the meeting of the shareholders of the Disappearing Portfolio called by VIT pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class ADV, Class I, and Class S Surviving Portfolio Shares to be issued to the Disappearing Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

Voya Variable Portfolios, Inc.

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, Arizona 85258-2034

Attn: Joanne F. Osberg

With a copy to:

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Attn: Elizabeth Reza

Voya Investors Trust

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, Arizona 85258-2034

Attn: Joanne F. Osberg

With a copy to:

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Attn: Elizabeth Reza

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.            The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.            This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.            This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

14.4.            This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.            It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, Directors, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Disappearing Portfolio or the corporate property of the Surviving Portfolio, as the case may be, as provided in the Declaration of Trust of VIT or the Articles of Incorporation of VVPI, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

(The Rest of This Page Is Intentionally Left Blank)

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

Voya Variable Portfolios, Inc., on behalf of its series,
Voya International Index Portfolio

By:
Name:	[ ]
Title:	[ ]
Voya Investors Trust, on behalf of its series,
VY® T. Rowe Price International Stock Portfolio

By:
Name:	[ ]
Title:	[ ]

Appendix B: Additional Information about Voya International Index Portfolio

Portfolio Holdings Information

A description of International Index Portfolio’s policies and procedures regarding the release of portfolio holdings information is available in the Statement of Additional Information related to this Proxy Statement/Prospectus. Portfolio holdings information can be reviewed online at www.voyainvestments.com.

How Shares Are Priced

International Index Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The NAV per share for each class of Voya International Index Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of International Index Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when International Index Portfolio is closed for business, Portfolio shares will not be priced and the Portfolio does not transact purchase and redemption orders. To the extent International Index Portfolio’s assets are traded in other markets on days when the Portfolio does not price its shares, the value of the Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of the Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, International Index Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolio’s Board. Such procedures provide, for example, that:

•	Exchange-traded securities are valued at the mean of the closing bid and ask.

•	Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data.

•	Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers.

•	Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes.

•	Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse.

•	Over-the-counter swap agreements are valued using a price provided by an independent pricing service.

•	Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and International Index Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service.

•	Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which International Index Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the VVPI Board following procedures approved by the VVPI Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine International Index Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in Voya International Index Portfolio.

When your Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract owner or Qualified Plan participant is received in proper form. When the Variable Contract owner or Qualified Plan participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract owner or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day's price, your order must be received by Market Close.

How to Buy Shares and Sell Shares

International Index Portfolio's shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of International Index Portfolio, other investment companies (as permitted by the 1940 Act), and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations.

International Index Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan, or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to International Index Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.

International Index Portfolio currently does not foresee any disadvantages to investors if it serves as an investment option for Variable Contracts and if it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of Variable Contracts owners, plan participants, and other permitted investors for which International Index Portfolio serves as an investment option might, at some time, be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, plan participants, and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in International Index Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company, or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. International Index Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

The Adviser and its affiliates (“Voya”) implement fee waivers or expense limitations for one or more share classes of International Index Portfolio, and the levels of those fee waivers or expense limitations differ among the Portfolio’s share classes. The fee waivers include waivers of some or all of International Index Portfolio’s management fee in respect of some share classes, but not others (“differential management fee waivers”), with the result being that some share classes pay more in net management fees than other share classes. In some cases, the total net expense ratio of a share class is significantly lower than that of other share classes, and may be zero. Voya may implement those waivers or expense limitations to make the shares of certain share classes more attractive to certain purchasers, including, among others, funds-of-funds, in certain sales channels than they might otherwise be. The cost of such waivers and expense reimbursements is borne by Voya, and not by International Index Portfolio’s other share classes. Such waivers and expense limitations are intended to make the affected share classes more attractive to purchasers and lead to additional investments in the Portfolio, potentially resulting in a net financial benefit to Voya.

Shares of a class to which such a fee waiver or expense limitation applies will not be available to all investors in International Index Portfolio. Rather, they will be made available to investors meeting eligibility criteria as outlined by the respective Prospectuses for such share classes based on, among other factors, an assessment by the Adviser and/or Board of the desirability of offering a relatively lower-priced share class in certain sales channels or through certain products and the anticipated direct or indirect financial benefit to the Portfolio or Voya. Because this Proxy Statement/Prospectus does not offer share classes subject to a differential management fee waiver, information regarding those share classes, and any such waivers, is not be included in this Proxy Statement/Prospectus. Investors should be aware that the total net expenses they incur as shareholders of certain share classes likely will be higher than the total net expenses incurred by shareholders of certain other share classes offered through this Proxy Statement/Prospectus or otherwise, including without limitation management fees and other fund-level expenses.

International Index Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. International Index Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Frequent Trading - Market Timing

International Index Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of International Index Portfolio. Shares of International Index Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Adviser or affiliated entities have agreements which require such intermediaries to provide detailed account information, including trading history, upon request of International Index Portfolio.

The Board has made a determination not to adopt a separate policy for International Index Portfolio with respect to frequent purchases and redemptions of shares by International Index Portfolio’s shareholders, but rather to rely on the financial intermediaries to monitor frequent, short-term trading within International Index Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, International Index Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in International Index Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. International Index Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. International Index Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

International Index Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of International Index Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on International Index Portfolio's performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time International Index Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in its current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by International Index Portfolio is halted and does not resume prior to the time it calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. International Index Portfolio has adopted fair valuation policies and procedures intended to reduce its exposure to price arbitrage, stale pricing and other potential pricing discrepancies. However, to the extent that the Portfolio does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Portfolio’s shares which negatively affects long-term shareholders.

The following transactions are excluded when determining whether trading activity is excessive:

•	Rebalancing to facilitate fund-of-fund arrangements or International Index Portfolio’s systematic exchange privileges; and

•	Purchases or sales initiated by certain other funds in the Voya family of funds.

Although the policies and procedures known to International Index Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in International Index Portfolio may be required.

These decisions are inherently subjective, and will be made in a manner that is in the best interest of International Index Portfolio's shareholders.

Payments to Financial Intermediaries

Voya mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from International Index Portfolio's Distribution and Service Plans (if applicable) may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for selling the Portfolio's shares and/or for servicing shareholder accounts. Fees derived from International Index Portfolio’s Service Plans may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for servicing shareholder accounts. Shareholder services may include, among other things, administrative, record keeping, or other services that insurance companies or Qualified Plans provide to the clients who use International Index Portfolio as an investment option. In addition, the Adviser, Distributor, or their affiliated entities, out of their own resources and without additional cost to International Index Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, or affiliated entities of International Index Portfolio may also share their profits with affiliated insurance companies or other Voya entities through intercompany payments.

For non-affiliated insurance companies and Qualified Plans, payments from International Index Portfolio's Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in International Index Portfolio by those companies. Payments to financial intermediaries by the Distributor or its affiliates or by International Index Portfolio may provide an incentive for insurance companies or Qualified Plans to make International Index Portfolio available through Variable Contracts or Qualified Plans over other mutual funds or products.

As of the date of this Proxy Statement/Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: C.M. Life Insurance Company, First Security Benefit Life Insurance and Annuity Company of New York, Lexington Life Insurance Company, Lincoln Financial Group, Massachusetts Mutual Life Insurance Company, New York Life Insurance and Annuity Corporation, Security Benefit Life Insurance Company, Security Equity Life Insurance Company, Symetra Life Insurance Company, TIAA Life Insurance Company, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Union Securities. Except as discussed in further detail below, the fees payable under these agreements are for compensation for providing distribution and/or shareholder services for which the insurance companies are paid at annual rates that range from 0.00% to 0.50%. This is computed as a percentage of the average aggregate amount invested in International Index Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use International Index Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants.

Neither International Index Portfolio, the Adviser, nor the Distributor are parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Distribution Plan and Shareholder Service Plan

International Index Portfolio has a distribution plan and shareholder service plan (“12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class ADV shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of Class ADV shares and for shareholder services provided by securities dealers (including the Distributor) and other financial intermediaries and plan administrators that provide administrative services relating to Class ADV shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. The annual distribution and shareholder service fees under the 12b-1 Plan for Class ADV shares may equal up to 0.50% (0.25% for distribution fees and 0.25% for shareholder service fees) of the Portfolio’s average daily net assets attributable to each of its Class ADV shares.

International Index Portfolio has a distribution/shareholder service plan (“Distribution/Shareholder Service Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class S shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of Class S shares and for shareholder services provided by securities dealers (including the Distributor) and other financial intermediaries and plan administrators that provide administrative services relating to Class S shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Distribution/Shareholder Service Plan the Portfolio makes payment at an annual rate of 0.25% of the Portfolio’s average daily net assets.

Because these distribution and shareholder service fees are paid out of International Index Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

International Index Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, International Index Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.

International Index Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company's separate accounts.

Since the sole shareholders of International Index Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for the contract.

See the Statement of Additional Information of International Index Portfolio for further information about tax matters.

The tax status of your investment in International Index Portfolio depends upon the features of your Variable Contract. For further information, please refer to the prospectus for the Variable Contract.

Index Description

The MSCI EAFE® Index measures the performance of securities listed on exchanges in Europe, Australasia, and the Far East.

International Index Portfolio is not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing, or creating any MSCI index (collectively, “the MSCI Parties”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE PORTFOLIOS’ SUB-ADVISER. NONE OF THE MSCI PARTIES MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE PORTFOLIO OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PORTFOLIOs GENERALLY, OR IN THE PORTFOLIO PARTICULARLY, OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES, AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE PORTFOLIO OR THE ISSUER, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAVE ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES ARE RESPONSIBLE FOR OR HAVE PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE PORTFOLIO TO BE ISSUED, OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY, OR THE CONSIDERATION INTO WHICH THE PORTFOLIO IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAVE ANY OBLIGATION OR LIABILITY TO THE ISSUER, OWNERS OF THE PORTFOLIO OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE PORTFOLIO.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN, OR FOR USE IN THE CALCULATION OF, THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANT OR GUARANTEE THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PORTFOLIO, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF, OR IN CONNECTION WITH, ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKE ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of these securities, products or funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Financial Highlights

The financial highlights table is intended to help you understand International Index Portfolio's financial performance for the periods shown. Certain information reflects the financial results for a single share. The total returns in the table represent the rate of return that an investor would have earned or lost on an investment in International Index Portfolio (assuming reinvestment of all dividends and/or distributions). The information for the fiscal years ended December 31, 2021 and December 31, 2020 has been audited by Ernst & Young LLP, whose report, along with the International Index Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request. The information for the prior fiscal years or periods was audited by a different independent public accounting firm.

Selected data for a share of beneficial interest outstanding throughout each year or period.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
CLASS ADV	2021	2020	2019	2018	2017
Net asset value, beginning of year or period	$10.86	$10.39	$8.83	$10.51	$8.63
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)(1)	0.19	0.16	0.23	0.21	0.19
Net realized and unrealized gain (loss)	0.93	0.53	1.58	(1.66)	1.88
Total from investment operations	1.12	0.69	1.81	(1.45)	2.07
LESS DISTRIBUTIONS
From net investment income	0.19	0.22	0.25	0.23	0.19
Total distributions	0.19	0.22	0.25	0.23	0.19
Net asset value, end of year or period	$11.79	$10.86	$10.39	$8.83	$10.51
Total return(2)	10.41%	7.28%	20.86%	(14.11)%	24.19%
RATIOS TO AVERAGE NET ASSETS
Expenses before reductions/additions(3)(4)(5)	1.04%	1.04%	1.03%	1.04%	1.04%
Expenses net of fee waivers and/or recoupments if any(3)(4)(5)	0.94%	0.95%	0.94%	0.94%	0.94%
Expenses net of all reductions/additions(3)(4)	0.94%	0.95%	0.94%	0.94%	0.94%
Net investment income (loss)	1.63%	1.43%	2.39%	2.11%	2.00%
SUPPLEMENTAL DATA
Net assets, end of year or period (millions)	$490.645	$508.888	$542.257	$524.307	$692.747
Portfolio turnover rate	4%	12%	15%	3%	4%

	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net asset value, beginning of year or period	$11.09	$10.61	$9.02	$10.74	$8.81
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)(1)	0.25	0.21	0.24	0.26	0.26
Net realized and unrealized gain (loss)	0.94	0.54	1.66	(1.69)	1.91
Total from investment operations	1.19	0.75	1.90	(1.43)	2.17
LESS DISTRIBUTIONS
From net investment income	0.24	0.27	0.31	0.29	0.24
Total distributions	0.24	0.27	0.31	0.29	0.24
Net asset value, end of year or period	$12.04	$11.09	$10.61	$9.02	$10.74
Total return(2)	10.86%	7.90%	21.44%	(13.73)%	24.88%
RATIOS TO AVERAGE NET ASSETS
Expenses before reductions/additions(3)(4)(5)	0.54%	0.54%	0.53%	0.54%	0.53%
Expenses net of fee waivers and/or recoupments if any(3)(4)(5)	0.45%	0.46%	0.45%	0.45%	0.45%
Expenses net of all reductions/additions(3)(4)	0.45%	0.46%	0.45%	0.45%	0.45%
Net investment income (loss)	2.11%	1.98%	2.38%	2.58%	2.65%
SUPPLEMENTAL DATA
Net assets, end of year or period (millions)	$564.827	$580.413	$700.568	$299.378	$319.369
Portfolio turnover rate	4%	12%	15%	3%	4%

	Year Ended December 31,
CLASS S	2021	2020	2019	2018	2017
Net asset value, beginning of year or period	$11.01	$10.53	$8.96	$10.66	$8.75
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)(1)	0.22	0.18	0.27	0.24	0.22
Net realized and unrealized gain (loss)	0.94	0.54	1.58	(1.68)	1.90
Total from investment operations	1.16	0.72	1.85	(1.44)	2.12
LESS DISTRIBUTIONS
From net investment income	0.22	0.24	0.28	0.26	0.21
Total distributions	0.22	0.24	0.28	0.26	0.21
Net asset value, end of year or period	$11.95	$11.01	$10.53	$8.96	$10.66
Total return(2)	10.62%	7.62%	21.04%	(13.86)%	24.51%
RATIOS TO AVERAGE NET ASSETS
Expenses before reductions/additions(3)(4)(5)	0.79%	0.79%	0.78%	0.79%	0.78%
Expenses net of fee waivers and/or recoupments if any(3)(4)(5)	0.70%	0.71%	0.70%	0.70%	0.70%
Expenses net of all reductions/additions(3)(4)	0.70%	0.71%	0.70%	0.70%	0.70%
Net investment income (loss)	1.87%	1.66%	2.60%	2.33%	2.23%
SUPPLEMENTAL DATA
Net assets, end of year or period (millions)	$79.437	$75.948	$77.950	$68.720	$81.188
Portfolio turnover rate	4%	12%	15%	3%	4%

(1)	Calculated using average number of shares outstanding throughout the year or period.

(2)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Advisor and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

Appendix C: Security Ownership of Certain Beneficial and Record Owners

The following table provides information about the persons or entities who, to the knowledge of each Portfolio, owned beneficially or of record 5% or more of any class of the Portfolio’s outstanding shares as of April 4, 2022:

TRP International Stock Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*
Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	97.8% Class ADV; Beneficial	12.2%	0.8%
ReliaStar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyer TN41 1 Orange Way Windsor, CT 06095	63.8% Class I; Beneficial	14.3%	1.0%
Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55400-0020	34.2% Class I; Beneficial	7.7%	1.8%
Venerable Insurance and Annuity Company 1475 Dunwoody Drive West Chester, PA 19380-1478	83.3% Class I; Beneficial	54.2%	21.2%
Voya Retirement Insurance and Annuity Company Attn Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	12.9% Class S; Beneficial	8.4%	4.3%

Voya International Index Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*
Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	5.4% Class S; Beneficial	0.2%	0.8%
ReliaStar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyer TN41 1 Orange Way Windsor, CT 06095	8.8% Class S; Beneficial	0.3%	1.0%
Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55400-0020	44.3% Class S; Beneficial	1.5%	1.8%
Venerable Insurance and Annuity Company 1475 Dunwoody Drive West Chester, PA 19380-1478	92.7% Class ADV; 19.6% Class S; Beneficial	19.3%	21.2%
Voya Retirement Insurance and Annuity Company Attn Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	14.6% Class I; 18.7% Class S; 99.3% Class S2; Beneficial	4.1%	4.3%
Voya Retirement Moderate Portfolio Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	8.5% Class I; Beneficial	2.0%	1.9%
Voya Retirement Moder Grwth Portfolio Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	21.1% Class I; Beneficial	4.9%	4.6%
Voya Retirement Growth Portfolio Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	48.1% Class I; Beneficial	11.2%	10.6%
Voya Index Solution 2055 Portfolio Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	10.0% Class P2; Beneficial	5.3%	5.0%
Voya Index Solution 2025 Portfolio Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	10.9% Class P2; Beneficial	5.8%	5.5%
Voya Index Solution 2035 Portfolio Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	18.9% Class P2; Beneficial	10.1%	9.5%
Voya Index Solution 2045 Portfolio Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	17.8% Class P2; Beneficial	9.5%	9.0%
Voya Index Solution 2030 Portfolio Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	10.7% Class P2; Beneficial	5.7%	5.4%
Voya Index Solution 2040 Portfolio Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	12.0% Class P2; Beneficial	6.4%	6.0%
Voya Index Solution 2050 Portfolio Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	9.6% Class P2; Beneficial	5.1%	4.9%

*	On a pro forma basis, assuming that the value of the shareholder’s interest in the Portfolio on the date of consummation of the Reorganization is the same as on April 4, 2022.

PART B

Voya Variable Portfolios, Inc.

Statement of Additional Information

May 1, 2022

ACQUISITION OF THE ASSETS OF:	BY AND IN EXCHANGE FOR SHARES OF:
VY(R) T. Rowe Price International Stock Portfolio (A series of Voya Investors Trust) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034 1-800-366-0066	VOYA INTERNATIONAL INDEX PORTFOLIO (A series of Voya Variable Portfolios, Inc.) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034 1-800-992-0180

This Statement of Additional Information of Voya International Index Portfolio (“SAI”) is available to the shareholders of VY(R) T. Rowe Price International Stock Portfolio (“TRP International Stock Portfolio”), in connection with a proposed transaction whereby all of the assets and liabilities of TRP International Stock Portfolio will be transferred to Voya International Index Portfolio (“International Index Portfolio,” together with TRP International Stock Portfolio, the “Portfolios”, and each a “Portfolio”), a series of Voya Variable Portfolios, Inc., in exchange for shares of TRP International Stock Portfolio.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

1.	The SAI for VY(R) T. Rowe Price International Stock Portfolio, as supplemented, dated May 1, 2022, as filed on April 25, 2022 (File No: 811-05629) and the SAI for Voya International Index Portfolio, as supplemented, dated May 1, 2022, as filed on April 25, 2022 (File No: 811-07651).

2.	The audited financial statements contained in the Annual Report of VY(R) T. Rowe Price International Stock Portfolio dated December 31, 2021, as filed on March 4, 2022 (File No. 811-05629) and the audited financial statements contained in the Annual Report of Voya International Index Portfolio dated December 31, 2021, as filed on March 4, 2022 (File No. 811-07651). No other parts of either Annual Report are incorporated herein by reference.

This SAI is not a prospectus. A Proxy Statement/Prospectus dated May 1, 2022, relating to the Reorganization of TRP International Stock Portfolio may be obtained, without charge, by writing to Voya Investment Management at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or calling 1-800-366-0066. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

1

Supplemental Financial Information

Following the Reorganization, International Index Portfolio will be the accounting and performance survivor.

A table showing the fees and expenses of TRP International Stock Portfolio and International Index Portfolio, and the fees and expenses of International Index Portfolio on a pro forma basis after giving effect to the proposed Reorganization, is included in the section entitled “How do the fees and expenses compare?” of the Proxy Statement/Prospectus.

It is currently anticipated that approximately 86% of TRP International Stock Portfolio’s holdings will be sold in advance of the Reorganization and the resulting proceeds will be invested in accordance with International Index Portfolio’s principal investment strategies. A schedule of investments of TRP International Stock Portfolio as of December 31, 2021 is included below and reflects the anticipated sale of a portion of TRP International Stock Portfolio’s portfolio holdings in connection with the Reorganization. Notwithstanding the foregoing, changes may be made to TRP International Stock Portfolio’s portfolio in advance of the Reorganization and/or International Index Portfolio’s portfolio following the Reorganization.

There are no material differences in accounting policies of TRP International Stock Portfolio as compared to those of International Index Portfolio.

Schedule of Investments – TRP International Stock Portfolio

Security Description	Shares or Principal Amount	Value
COMMON STOCK: 96.8%
Austria: 0.5%
Erste Group Bank AG (A)	20,106	$942,576
Brazil: 1.6%
Magazine Luiza SA (A)	468,621	607,441
Rede D’Or Sao Luiz SA (A)	96,512	776,774
Suzano SA (A)	114,136	1,231,726
XP, Inc. (A)	23,881	686,340
Canada: 6.2%
Canadian Pacific Railway Ltd. (A)	33,400	2,402,796
Constellation Software, Inc./Canada (A)	460	853,466
Definity Financial Corp. (A)	9,460	220,842
Shopify, Inc. (A)	1,364	1,878,760
Sun Life Financial, Inc. (A)	32,303	1,798,059
TELUS International CDA, Inc. (A)	18,868	623,489
TMX Group Ltd. (A)	26,620	2,698,933
Waste Connections, Inc. (A)	16,456	2,242,459
China: 7.1%
Alibaba Group Holding Ltd. BABA ADR (A)	23,938	2,843,595
Baidu, Inc. ADR (A)	7,584	1,128,424
BTG Hotels Group Co. Ltd – A Shares (A)	219,200	900,567
China Mengniu Dairy Co., Ltd. (A)	14,000	79,364
Gree Electric Appliances, Inc. of Zhuhai – A Shares (A)	287,900	1,675,136
JD Health International, Inc. – H Shares (A)	67,500	532,470
Kanzhun Ltd. ADR (A)	6,682	233,068
Kweichow Moutai Co. Ltd. – A Shares (Nth SSE-SEHK) (A)	4,289	1,378,305
NARI Technology Co. Ltd. – A Shares (A)	242,340	1,523,830
Shandong Pharmaceutical Glass Co. Ltd. (A)	120,900	833,099
Tencent Holdings Ltd. (A)	34,800	2,030,619
Trip.com Group Ltd. ADR (A)	31,100	765,682
Wuxi Biologics Cayman, Inc. (A)	51,000	603,784

2

Denmark: 0.5%
Chr Hansen Holding A/S (A)	2,742	216,208
Genmab A/S (A)	1,286	872,548
France: 8.3%
Air Liquide SA (A)	5,611	978,581
Alstom SA (A)	23,095	820,113
Dassault Aviation SA (A)	21,750	2,352,417
EssilorLuxottica SA (A)	15,304	3,257,865
Kering SA (A)	1,028	824,817
LVMH Moet Hennessy Louis Vuitton SE (A)	1,138	940,480
Sanofi (A)	36,480	3,660,545
Thales S.A. (A)	48,892	4,159,071
Germany: 5.2%
Bayer AG (A)	7,441	397,381
Beiersdorf AG (A)	14,847	1,521,891
Deutsche Boerse AG (A)	14,622	2,441,497
Deutsche Telekom AG (A)	110,485	2,041,484
Evotec AG (A)	33,351	1,609,980
Knorr-Bremse AG (A)	10,487	1,035,742
Morphosys AG (A)	10,795	408,797
TeamViewer AG (A)	33,228	445,876
Zalando SE (A)	10,118	815,069
Hong Kong: 1.7%
AIA Group Ltd. (A)	346,600	3,498,181
India: 4.8%
Axis Bank Ltd. (A)	220,833	2,006,768
Housing Development Finance Corp. (A)	110,171	3,811,818
Kotak Mahindra Bank Ltd. (A)	31,479	757,726
Maruti Suzuki India Ltd. (A)	11,318	1,126,797
NTPC Ltd. (A)	1,351,248	2,254,511
Indonesia: 2.0%
Bank Central Asia Tbk PT (A)	4,915,800	2,517,631
Sarana Menara Nusantara Tbk PT (A)	19,028,900	1,500,499
Italy: 1.4%
Banca Mediolanum SpA (A)	167,373	1,650,036
DiaSorin SpA (A)	6,535	1,243,257
Japan: 14.7%
Chugai Pharmaceutical Co., Ltd. (A)	10,900	355,297
Daiichi Sankyo Co., Ltd. (A)	43,200	1,099,502
Daikin Industries Ltd. (A)	1,900	430,387
Disco Corp. (A)	2,900	886,392
Fujitsu General Ltd. (A)	62,900	1,494,764
Hikari Tsushin, Inc. (A)	4,000	616,030
Hoshizaki Corp. (A)	14,000	1,053,330
Kansai Paint Co., Ltd.	29,000	630,634
Murata Manufacturing Co., Ltd. (A)	24,700	1,970,133
Nippon Telegraph & Telephone Corp. (A)	129,900	3,552,540
NTT Data Corp. (A)	62,700	1,344,992
Otsuka Holdings Co. Ltd. (A)	81,800	2,975,960
Outsourcing, Inc. (A)	67,400	909,424
Pan Pacific International Holdings Corp. (A)	41,000	565,138
Persol Holdings Co. Ltd. (A)	60,300	1,753,117
Seven & I Holdings Co., Ltd. (A)	51,400	2,260,984
Shimadzu Corp. (A)	24,800	1,047,503
Shiseido Co., Ltd. (A)	6,200	345,876
Sony Group Corp. (A)	18,700	2,361,404
Stanley Electric Co., Ltd. (A)	43,700	1,097,179
Suzuki Motor Corp. (A)	26,100	1,006,490
Z Holdings Corp. (A)	412,200	2,378,391

3

Netherlands: 9.3%
Adyen NV (A)	205	538,125
Akzo Nobel NV (A)	32,236	3,541,601
ASML Holding NV (A)	6,768	5,421,301
Koninklijke Philips NV (A)	51,200	1,894,993
NXP Semiconductor NV – NXPI - US (A)	7,305	1,663,933
Prosus NV (A)	67,576	5,596,978
Shop Apotheke Europe NV (A)	3,709	477,217
Philippines: 0.3%
SM Investments Corp. (A)	34,885	645,125
Potrugal: 2.4%
Galp Energia SGPS SA (A)	230,638	2,237,911
Jeronimo Martins SGPS SA (A)	116,888	2,674,844
South Africa: 1.0%
Capitec Bank Holdings Ltd. (A)	10,695	1,369,041
Naspers Ltd. (A)	4,809	746,410
South Korea: 3.9%
LG Household & Health Care Ltd. (A)	1,217	1,123,250
NAVER Corp. (A)	11,027	3,500,206
Samsung Electronics Co., Ltd. 005930 (A)	49,985	3,282,763
Spain: 0.8%
Amadeus IT Group SA (A)	18,018	1,219,173
Fluidra SA (A)	12,946	516,315
Sweden: 1.9%
Assa Abloy AB (A)	36,134	1,101,400
Essity AB (A)	28,647	934,603
Olink Holding AB ADR (A)	10,772	196,050
Swedbank AB (A)	87,233	1,753,020
Switzerland: 8.5%
Alcon, Inc. (A)	24,530	2,163,678
Barry Callebaut AG (A)	445	1,080,305
Julius Baer Group Ltd. (A)	48,614	3,250,930
Lonza Group AG (A)	4,288	3,570,139
Nestle SA (A)	39,437	5,506,088
PolyPeptide Group AG (A)	3,664	548,706
Roche Holding AG (A)	3,252	1,349,129
Taiwan: 4.0%
Taiwan Semiconductor Manufacturing Co., Ltd. (A)	375,000	8,295,375
Thailand: 0.6%
CP ALL PCL - Foreign (A)	690,700	1,219,028
United Arab Emirates: 0.5%
Network International Holdings PLC (A)	282,839	1,118,646
United Kingdom: 8.3%
AstraZeneca PLC ADR (A)	55,038	3,205,963
Boohoo Group PLC (A)	317,572	532,501
Bridgepoint Group PLC (A)	78,963	526,501
Burberry Group PLC (A)	40,620	1,002,590
Deliveroo PLC (A)	157,023	448,243
Hargreaves Lansdown PLC (A)	22,855	419,986
Linde PLC (A)	7,406	2,569,935
London Stock Exchange Group PLC (A)	35,751	3,363,094
Smith & Nephew PLC (A)	128,102	2,235,679
THG PLC (A)	105,457	327,162
Unilever PLC (A)	43,344	2,323,507
United States: 1.3%
Accenture PLC (A)	1,600	663,280
Didi Global, Inc., Lockup Shares (A)	9,427	182,152
Investindustrial Acquisition Corp. (Issuer) – Ermenegildo Zegna Group - PIPE (A)	50,497	513,333
Mastercard, Inc. - Class A (A)	3,800	1,365,416
		199,010,700

4

PREFERRED STOCK: 0.3%
Germany: 0.3%
Sartorius AG (A)	737	498,462
		199,509,162
SHORT-TERM INVESTMENTS: 2.8%
Repurchase Agreements: 1.9%
Bank of America Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (A)		1,000,00
Daiwa Capital Markets, Repurchase Agreement dated 12/31/21, 0.04%, due 01/03/22 (A)		910,198
MUFG Securities America Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (A)		1,000,000
RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (A)		1,000,000
Mutual Funds: 0.9%
T. Rowe Price Government Reserve Fund, 0.070% (A)	1,862,452	1,862,452
Total Investments in Securities (Cost $163,760,606)		$205,281,812
Assets in Excess of Other Liabilities		247,761
Net Assets (100%)		205,529,573

(A) Some or all of the positions may be sold in anticipation of the close of the reorganization on May 1, 2022

5

VOYA VARIABLE PORTFOLIOS, INC.

(“Registrant”)

PART C.
OTHER INFORMATION

Item 15. Indemnification

Article 10, Section (iv) of Voya Variable Portfolios, Inc.’s Articles of Incorporation, as amended, provides the following:

(iv)	The Corporation shall indemnify its officers, directors, employees, and agents and any person who serves at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise as follows:

(a)	Every person who is or has been a director, officer, employee, or agent of the Corporation and persons who serve at the Corporation’s request as director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall be indemnified by the Corporation to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him/her in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability, or obligation of any kind in which he/she becomes involved as a party or otherwise by virtue of his/her being or having been a Director, officer, employee, or agent of the Corporation or of another corporation, partnership, joint venture, trust, or other enterprise at the request of the Corporation, and against amounts paid or incurred by him/her in the settlement thereof.

(b)	The words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, administrative, legislative, investigative, or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(c)	No indemnification shall be provided hereunder to a director, officer, employee, or agent against any liability to the Corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

(d)	The rights of indemnification provided herein may be insured against by policies maintained by the Corporation, shall be several, shall not affect any other rights to which any director, officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such director, officer, employee, or agent, and shall inure to the benefit of the heirs, executors and administrators of such a person.

(e)	In the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, except as provided in subparagraph (f) of this paragraph (iv), unless in the absence of such a decision, a reasonable determination based upon a factual review has been made:

(1)	By a majority vote of a quorum of non-party directors who are “not interested persons” of the Corporation (as defined in the 1940 Act); or

(2)	By independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

(f)	The Corporation further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, director or controlling person of the Corporation will not be made absent the fulfillment of at least one of the following conditions:

(1)	The indemnity provides security for his undertaking;

(2)	The Corporation is insured against losses arising by reason of any lawful advances; or

(3)	A majority of a quorum of non-party directors who are “not interested" persons or independent legal counsel in a written opinion makes a factual determination that there is a reason to believe the indemnity will be entitled to indemnification.

(g)	Neither the amendment nor repeal of this paragraph (iv) of Article 9, nor the adoption of any amendment of any other provision of the Charter or Bylaws of the Corporation inconsistent with this paragraph (iv) of Article 10 shall apply to or affect in any respect the applicability of the preceding provisions with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

In addition, Voya Variable Portfolios, Inc.’s officers and directors are currently covered under a directors and officers errors and omissions liability insurance policy issued by ICI Mutual Insurance Company, which expires March 31, 2023.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to directors, officers, and controlling persons of Voya Variable Portfolios, Inc. pursuant to the foregoing provisions or otherwise, Voya Variable Portfolios, Inc. has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Voya Variable Portfolios, Inc. of expenses incurred or paid by a director, officer, or controlling person of Voya Variable Portfolios, Inc. in connection with the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the shares being registered, Voya Variable Portfolios, Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

Pursuant to Indemnification Agreements between the Company and each Independent Director, the Company indemnifies each Independent Director against any liabilities resulting from the Independent Director’s serving in such capacity, provided that the Independent Director has not engaged in certain disabling conduct.

Item 16. Exhibits

1.	a.	Articles of Amendment and Restatement dated May 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

	b.	Articles Supplementary, dated August 12, 2002, to Articles of Amendment and Restatement dated May 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

	c.	Articles of Amendment, dated February 17, 2004, to Articles of Amendment and Restatement dated May 1, 2002 (re-designation of ING VP Technology Portfolio to ING VP Global Science and Technology Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 23 to the Registrant’s Form N-1A Registration Statement on February 11, 2005 and incorporated herein by reference.

	d.	Articles of Amendment dated April 30, 2004, to Articles of Amendment and Restatement dated May 1, 2002 (re-designation of Class R shares to Class I shares) – Filed as an Exhibit to Post-Effective Amendment No. 23 to the Registrant’s Form N-1A Registration Statement on February 11, 2005 and incorporated herein by reference.

	e.	Articles Supplementary, effective April 29, 2005, to Articles of Amendment and Restatement dated May 1, 2002 (designation of Adviser Class shares) – Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

	f.	Articles of Amendment dated November 29, 2007, to Articles of Amendment and Restatement dated May 1, 2002 (dissolution of ING VP International Equity Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 34 to the Registrant’s Form N-1A Registration Statement on January 25, 2008 and incorporated herein by reference.

	g.	Articles Supplementary, dated November 30, 2007, to Articles of Amendment and Restatement dated May 1, 2002 (designation of ING WisdomTreeSM Global High-Yielding Equity Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 34 to the Registrant’s Form N-1A Registration Statement on January 25, 2008 and incorporated herein by reference.

h.	Articles Supplementary, dated February 15, 2008, to Articles of Amendment and Restatement dated May 1, 2002 (designation of ING International Index Portfolio, ING Lehman Brother Aggregate Bond Index® Portfolio, ING MorningStar® U.S. GrowthSM Index Portfolio, ING RussellTM Large Cap Index Portfolio, ING RussellTM Mid Cap Index Portfolio, and ING RussellTM Small Cap Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 37 to the Registrant’s Form N-1A Registration Statement on February 29, 2008 and incorporated herein by reference.

i.	Articles of Amendment, effective March 7, 2008, to Articles of Amendment and Restatement dated May 1, 2002 (re-designation of ING Lehman Brothers Aggregate Bond Index® Portfolio to ING Lehman Brothers U.S. Aggregate Bond Index® Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 39 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

j.	Articles of Amendment, effective April 28, 2008, to Articles of Amendment and Restatement dated May 1, 2002 (re-designation of ING VP Global Science and Technology Portfolio to ING BlackRock Global Science and Technology Portfolio; ING VP Growth Portfolio to ING Opportunistic LargeCap Growth Portfolio; and ING VP Value Opportunity Portfolio to ING Opportunistic LargeCap Value Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on August 19, 2008 and incorporated herein by reference.

k.	Articles Supplementary, dated June 6, 2008, to Articles of Amendment and Restatement dated May 1, 2002 (designation of ING Russell Global Large Cap Index 85% Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on August 19, 2008 and incorporated herein by reference.

l.	Articles of Supplementary, dated July 9, 2008, to Articles of Amendment and Restatement dated May 1, 2002 (designation of ING Global Equity Option Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on August 19, 2008 and incorporated herein by reference.

m.	Articles Supplementary, dated October 12, 2008, to Articles of Amendment and Restatement dated May 1, 2002 (designation of ING U.S. Government Money Market Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 44 to the Registrant’s Form N-1A Registration Statement on October 30, 2008 and incorporated herein by reference.

n.	Articles Supplementary, effective January 23, 2009, to Articles of Amendment and Restatement dated May 1, 2002 (designation of Service 2 Class shares) – Filed as an Exhibit to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A Registration Statement on February 20, 2009 and incorporated herein by reference.

o.	Articles Supplementary, dated February 12, 2009, to Articles of Amendment and Restatement dated May 1, 2002 (designation of ING Russell Large Cap Index Portfolio – Class I shares) – Filed as an Exhibit to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

p.	Articles Supplementary, dated March 18, 2009, to Articles of Amendment and Restatement dated May 1, 2002 (designation of ING Hang Seng Index Portfolio, ING RussellTM Large Cap Growth Index Portfolio, ING RussellTM Large Cap Value Index Portfolio, and ING RussellTM Mid Cap Growth Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

q.	Articles of Amendment, effective May 1, 2009, to Articles of Amendment and Restatement dated May 1, 2002 (re-designation of ING BlackRock Global Science and Technology Portfolio to ING BlackRock Science and Technology Opportunities Portfolio; ING Lehman Brothers U.S. Aggregate Bond Index Portfolio to ING U.S. Bond Index Portfolio; ING Opportunistic LargeCap Value Portfolio to ING Opportunistic LargeCap Portfolio; ING Russell Global Large Cap Index 85% Portfolio to ING Russell Global Large Cap Index 75% Portfolio; ING VP Index Plus LargeCap Portfolio to ING Index Plus LargeCap Portfolio; ING VP Index Plus MidCap Portfolio to ING Index Plus MidCap Portfolio; ING VP Index Plus SmallCap Portfolio to ING Index Plus SmallCap Portfolio; and ING VP Small Company Portfolio to ING Small Company Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

r.	Articles Supplementary, dated June 22, 2009, to Articles of Amendment and Restatement dated May 1, 2002 (designation of ING Dow Jones Euro STOXX 50® Index Portfolio, ING FTSE 100 Index® Portfolio, ING Japan Equity Index Portfolio, and ING NASDAQ 100 Index® Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 53 to the Registrant’s Form N-1A Registration Statement on July 31, 2009 and incorporated herein by reference.

s.	Articles Supplementary, dated July 31, 2009, to Articles of Amendment and Restatement dated May 1, 2002 (increase authorized shares of ING International Index Portfolio and ING Russell Large Cap Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

t.	Articles Supplementary, dated August 5, 2009, to Articles of Amendment and Restatement dated May 1, 2002 (increase authorized shares of ING Dow Jones Euro STOXX 50® Index Portfolio, ING Russell Mid Cap Index Portfolio, and ING U.S. Bond Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

u.	Articles of Amendment, dated September 21, 2009, to Articles of Amendment and Restatement dated May 1, 2002 (dissolution of ING Opportunistic LargeCap Growth Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

v.	Plan of Liquidation and Dissolution of Series, effective October 23, 2009, (dissolution of ING Global Equity Option Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

w.	Articles of Amendment, effective October 30, 2009, to Articles of Amendment and Restatement dated May 1, 2002 (re-designation of ING Nasdaq 100 Index® Portfolio to ING NASDAQ 100 Index® Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

x.	Articles of Amendment, effective April 30, 2010, to Articles of Amendment and Restatement dated May 1, 2002 (re-designation of ING Dow Jones Euro STOXX 50® Index Portfolio to ING Euro STOXX 50® Index Portfolio, and ING Japan Equity Index Portfolio to ING Japan TOPIX Index® Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 55 to the Registrant’s Form N-1A Registration Statement on April 28, 2010 and incorporated herein by reference.

y.	Articles of Amendment, dated July 20, 2010, to Articles of Amendment and Restatement dated May 1, 2002 (dissolution of Class S2 shares of ING Hang Seng Index Portfolio, ING Russell Large Cap Growth Index Portfolio, and ING Russell Large Cap Value Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

z.	Articles of Amendment, dated August 10, 2010, to Articles of Amendment and Restatement dated May 1, 2002 (dissolution of ING Global Equity Option Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

aa.	Articles of Amendment, dated September 8, 2010, to Articles of Amendment and Restatement dated May 1, 2002 (dissolution of ING Opportunistic LargeCap Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

bb.	Articles of Amendment, dated January 6, 2011, to Articles of Amendment and Restatement dated May 1, 2002 (dissolution of ING U.S. Government Money Market Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

cc.	Articles Supplementary, dated January 26, 2011, to Articles of Amendment and Restatement dated May 1, 2002 designation of Adviser Class and Class I shares of ING Australia Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

dd.	Articles Supplementary, dated October 19, 2011, to Articles of Amendment and Restatement dated May 1, 2002 (designation of ING Emerging Markets Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on November 28, 2011 and incorporated herein by reference.

ee.	Articles of Amendment, dated April 13, 2011, to Articles of Amendment and Restatement dated May 1, 2002 (dissolution of ING NASDAQ 100 Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement on April 26, 2012 and incorporated herein by reference.

ff.	Articles Supplementary, dated December 11, 2008, to Articles of Amendment and Restatement dated May 1, 2002 (designation of Class I shares of ING Russell Large Cap Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

gg.	Articles of Amendment, dated June 19, 2009, to Articles of Amendment and Restatement dated May 1, 2002 (dissolution of ING Morningstar U.S. Growth Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

hh.	Plan of Liquidation and Dissolution of Series, effective April 7, 2010, with respect to ING RussellTM Global Large Cap Index 75% Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

ii.	Articles of Amendment, dated October 17, 2012, to Articles of Amendment and Restatement dated May 1, 2002 (dissolution of Class I shares of ING WisdomTree Global High-Yielding Equity Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

jj.	Articles of Amendment, dated April 22, 2013, to Articles of Amendment and Restatement dated May 1, 2002 (dissolution of ING BlackRock Science and Technology Opportunities Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

kk.	Articles of Amendment, effective July 12, 2013, to Articles of Amendment and Restatement dated May 1, 2002 (re-designation of ING WisdomTree Global High-Yielding Equity Index Portfolio to ING Global Value Advantage Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

ll.	Articles Supplementary, dated August 7, 2013, to Articles of Amendment and Restatement dated May 1, 2002 (increase number of authorized shares of ING U.S. Bond Index Portfolio for Class I) – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

mm.	Articles Supplementary, dated April 7, 2014, to Articles of Amendment and Restatement dated May 1, 2002 (classification and designation of Class I shares for Voya Global Value Advantage Portfolio and authorizing the increase in number of authorized shares of Class ADV shares of Voya International Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

nn.	Articles of Amendment, effective May 1, 2014, to Articles of Amendment and Restatement dated May 1, 2002 (change of names of Registrant and Series) – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

oo.	Articles Supplementary, dated September 23, 2014, to Articles of Amendment and Restatement dated May 1, 2002 (classification and designation of Class T shares for Voya Global Value Advantage Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant’s Form N-1A Registration Statement on November 13, 2014 and incorporated herein by reference.

pp.	Articles Supplementary, dated November 21, 2014, to Articles of Amendment and Restatement dated May 1, 2002 (increase number of authorized shares of Class S shares of Voya Global Value Advantage Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 76 to the Registrant’s Form N-1A Registration Statement on February 11, 2015 and incorporated herein by reference.

qq.	Articles Supplementary, dated June 26, 2015, to Articles of Amendment and Restatement dated May 1, 2002 (increase number of authorized shares of Class S shares of Voya Global Value Advantage Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A Registration Statement on September 21, 2015 and incorporated herein by reference.

rr.	Articles Supplementary, dated October 15, 2015, to Articles of Amendment and Restatement dated May 1, 2002 (classification and designation of Class R6 shares of Voya Small Company Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 80 to the Registrant’s Form N-1A Registration Statement on November 19, 2015 and incorporated herein by reference.

ss.	Articles of Amendment, effective May 1, 2016, to Articles of Amendment and Restatement dated May 1, 2002 (re-designation of Voya Global Value Advantage Portfolio to Voya Global Equity Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 83 to the Registrant’s Form N-1A Registration Statement on April 27, 2016 and incorporated herein by reference.

tt.	Articles Supplementary, dated April 6, 2017, to Articles of Amendment and Restatement dated May 1, 2002 (classification and designation of Class P2 shares of Voya Emerging Markets Index Portfolio, Voya International Index Portfolio, Voya Russell Mid Cap Index Portfolio, Voya Russell Small Cap Index Portfolio, and Voya U.S. Bond Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 86 to the Registrant’s Form N-1A Registration Statement on April 27, 2017 and incorporated herein by reference.

uu.	Articles Supplementary, dated February 1, 2018, to Articles of Amendment and Restatement dated May 1, 2002 (increasing the number of authorized Class P2 shares of Voya U.S. Bond Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on April 26, 2018 and incorporated herein by reference.

	vv.	Articles Supplementary, dated September 19, 2018, to Articles of Amendment and Restatement dated May 1, 2002 (increasing the number of authorized Class P2 shares for Voya International Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 91 to the Registrant’s Form N-1A Registration Statement on April 23, 2019 and incorporated herein by reference.

	ww.	Plan of Liquidation and Dissolution of Series effective October 9, 2019 (liquidation and dissolution of Voya Australia Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 94 to the Registrant’s Form N-1A Registration Statement on April 21, 2020 and incorporated herein by reference.

	xx.	Articles Supplementary, dated November 22, 2019, to Articles of Amendment and Restatement dated May 1, 2002 (reclassifying class I shares for Voya FTSE 100 Index® Portfolio, Voya Hang Seng Index Portfolio and Voya Japan TOPIX Index® Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 94 to the Registrant’s Form N-1A Registration Statement on April 21, 2020 and incorporated herein by reference.

	yy.	Plan of Liquidation and Dissolution of Series effective April 16, 2020 (liquidation and dissolution of Voya Japan TOPIX Index® Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 94 to the Registrant’s Form N-1A Registration Statement on April 21, 2020 and incorporated herein by reference.

	zz.	Plan of Liquidation and Dissolution of Series effective April 16, 2020 (liquidation and dissolution of Voya Hang Seng Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 94 to the Registrant’s Form N-1A Registration Statement on April 21, 2020 and incorporated herein by reference.

	aaa.	Plan of Liquidation and Dissolution of Series effective April 16, 2020 (liquidation and dissolution of Voya FTSE 100 Index® Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 94 to the Registrant’s Form N-1A Registration Statement on April 21, 2020 and incorporated herein by reference.

	bbb	Plan of Liquidation and Dissolution of Series effective April 16, 2020 (liquidation and dissolution of Voya Euro STOXX 50® Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 94 to the Registrant’s Form N-1A Registration Statement on April 21, 2020 and incorporated herein by reference.

	ccc.	Articles of Amendment, effective May 1, 2020, to Articles of Amendment and Restatement dated May 1, 2002 (re-designation of Voya Global Equity Portfolio to Voya Global High Dividend Low Volatility Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant's Form N-1A Registration Statement on April 27, 2021 and incorporated herein by reference.

	ddd.	Articles Supplementary, dated April 14, 2021, to Articles of Amendment and Restatement dated May 1, 2002 (reclassifying Class I shares of Voya Australia Index Portfolio) – Filed as an Exhibit to the Registrant's Form N-14 Registration Statement on March 24, 2022 and incorporated herein by reference.

	eee.	Articles Supplementary, dated October 1, 2021, to Articles of Amendment and Restatement dated May 1, 2002 (reclassifying Adviser Class and Class S shares of Voya Hang Seng Index Portfolio and Adviser Class shares of Voya Japan TOPIX Index® Portfolio) – Filed as an Exhibit to the Registrant's Form N-14 Registration Statement on March 24, 2022 and incorporated herein by reference.

2.	a.	Fourth Amended and Restated Bylaws dated November 21, 2019 – Filed as an Exhibit to Post-Effective Amendment No. 94 to the Registrant’s Form N-1A Registration Statement on April 21, 2020 and incorporated herein by reference.

3.	Not applicable.

4.	Agreement and Plan of Reorganization between VY® T. Rowe Price International Stock Portfolio, a series of Voya Investors Trust, and Voya International Index Portfolio, a series of Voya Variable Portfolios, Inc. – Attached as Appendix A to the Proxy Statement/Prospectus.

5.	N/A

6.	a.	Amended and Restated Investment Management Agreement, dated November 18, 2014, as amended and restated on May 1, 2015, between Voya Investments, LLC and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A Registration Statement on September 21, 2015 and incorporated herein by reference.

		i.	Waiver Letter dated May 1, 2021 to Amended and Restated Investment Management Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc., dated November 18, 2014, as amended and restated on May 1, 2015 (Voya RussellTM Large Cap Growth Index Portfolio, Voya RussellTM Large Cap Value Index Portfolio, and Voya RussellTM Mid Cap Growth Index Portfolio) for the period from May 1, 2021 through May 1, 2022 – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant's Form N-1A Registration Statement on April 27, 2021 and incorporated herein by reference.

	ii.	Side Letter Agreement dated May 1, 2021 to Amended and Restated Investment Management Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc., dated November 18, 2014, as amended and restated on May 1, 2015 (Voya Russell™ Large Cap Growth Index Portfolio and Voya Russell™ Large Cap Value Index Portfolio) for the period from May 1, 2021 through May 1, 2022 – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant's Form N-1A Registration Statement on April 27, 2021 and incorporated herein by reference.

	iii.	Waiver Letter dated May 1, 2021 to Amended and Restated Investment Management Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc., dated November 18, 2014, as amended and restated on May 1, 2015 (Voya Emerging Markets Index Portfolio) for the period from May 1, 2021 through May 1, 2022– Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant's Form N-1A Registration Statement on April 27, 2021 and incorporated herein by reference.

	iv.	Amended Schedule A, dated November 19, 2020, to Amended and Restated Investment Management Agreement between Voya Investments, LLC and Registrant dated November 18, 2014 as amended and restated May 1, 2015 – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant's Form N-1A Registration Statement on April 27, 2021 and incorporated herein by reference.

	v.	Amended Schedules B and C, dated September 2020, to Amended and Restated Investment Management Agreement between Voya Investments, LLC and Registrant dated November 18, 2014 as amended and restated May 1, 2015 – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant's Form N-1A Registration Statement on April 27, 2021 and incorporated herein by reference.

b.	Sub-Advisory Agreement, effective November 18, 2014, between Voya Investments, LLC and Voya Investment Management Co. LLC – Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant’s Form N-1A Registration Statement on April 28, 2015 and incorporated herein by reference.

	i.	Waiver Letter dated May 1, 2021 to Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated November 18, 2014 (Voya Emerging Markets Index Portfolio) for the period from May 1, 2021 through May 1, 2022 – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant's Form N-1A Registration Statement on April 27, 2021 and incorporated herein by reference.

	ii.	Amended Schedule A, dated November 19, 2020, to Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant's Form N-1A Registration Statement on April 27, 2021 and incorporated herein by reference.

c.	Expense Limitation Agreement, effective January 1, 2016, between Voya Investments, LLC Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 83 to the Registrant’s Form N-1A Registration Statement on April 28, 2016 and incorporated herein by reference.

	i.	Amended Schedule A effective January 1, 2020 to the Expense Limitation Agreement between Voya Investments, LLC and Registrant dated January 1, 2016 – Filed as an Exhibit to Post-Effective Amendment No. 94 to the Registrant’s Form N-1A Registration Statement on April 21, 2020 and incorporated herein by reference.

	ii.	Side Letter Agreement dated May 1, 2021 to Expense Limitation Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc. dated January 1, 2016 (Voya Russell™ Large Cap Index Portfolio, Voya Russell™ Mid Cap Growth Index Portfolio and Voya Russell™ Mid Cap Index Portfolio) for the period from May 1, 2021 through May 1, 2022– Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant's Form N-1A Registration Statement on April 27, 2021 and incorporated herein by reference.

	iii.	Side Letter Agreement dated May 1, 2021 to Expense Limitation Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc. dated January 1, 2016 (Voya International Index Portfolio) for the period from May 1, 2021 through May 1, 2022 – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant's Form N-1A Registration Statement on April 27, 2021 and incorporated herein by reference.

	iv.	Side Letter Agreement dated May 1, 2021 to Expense Limitation Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc. dated January 1, 2016 (Voya Global High Dividend Low Volatility Portfolio) for the period from May 1, 2021 through May 1, 2022 – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant's Form N-1A Registration Statement on April 27, 2021 and incorporated herein by reference.

7.	a.	Distribution Agreement, effective November 18, 2014, between Voya Investments Distributor, LLC and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 76 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

		i.	Amended Exhibit A, dated November 19, 2020, to the Distribution Agreement, effective November 18, 2014, between Voya Investments Distributor, LLC and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant's Form N-1A Registration Statement on April 27, 2021 and incorporated herein by reference.

8.	a.	Deferred Compensation Plan for Independent Directors as amended and restated January 14, 2021 – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant's Form N-1A Registration Statement on April 27, 2021 and incorporated herein by reference.

		i.	Appendix A, updated January 27, 2022, to Deferred Compensation Plan for Independent Directors as amended and restated January 14, 2021 – Filed as an Exhibit to the Registrant's Form N-14 Registration Statement on March 24, 2022 and incorporated herein by reference.

9.	a.	Custody Agreement. dated January 6, 2003, between The Bank of New York Mellon and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

		i.	Amended Exhibit A, effective April 4, 2022, to the Custody Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed as an Exhibit to the Registrant's Form N-14 Registration Statement on March 24, 2022 and incorporated herein by reference.

		ii.	Amendment, dated January 1, 2019, to Custody Agreement between The Bank of New York Mellon and Voya Variable Portfolios, Inc. dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 91 to the Registrant’s Form N-1A Registration Statement on April 23, 2019 and incorporated herein by reference.

	b.	Foreign Custody Manager Agreement, dated January 6, 2003, between The Bank of New York Mellon and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

		i.	Amended Exhibit A, April 4, 2022, to Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed as an Exhibit to the Registrant's Form N-14 Registration Statement on March 24, 2022 and incorporated herein by reference.

		ii.	Amended Schedule 2, effective July 21, 2021, to Foreign Custody Manager Agreement, dated January 6, 2003, between The Bank of New York Mellon and Voya Variable Portfolios, Inc. – Filed as an Exhibit to the Registrant's Form N-14 Registration Statement on March 24, 2022 and incorporated herein by reference.

	c.	Securities Lending Agreement and Guaranty, dated August 7, 2003, between The Bank of New York Mellon and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

		i.	Amended Exhibit A, effective April 4, 2022, to the Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 – Filed as an Exhibit to the Registrant's Form N-14 Registration Statement on March 24, 2022 and incorporated herein by reference.

		ii.	Amendment, effective October 1, 2011, to Securities Lending Agreement and Guaranty, dated August 7, 2003, between The Bank of New York Mellon and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on November 28, 2011 and incorporated herein by reference.

		iii.	Amendment to Securities Lending Agreement and Guaranty, effective March 21, 2019, between The Bank of New York Mellon and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 91 to the Registrant’s Form N-1A Registration Statement on April 23, 2019 and incorporated herein by reference.

		iv.	Amendment to Securities Lending Agreement and Guaranty, effective March 26, 2019 between The Bank of New York Mellon and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 91 to the Registrant’s Form N-1A Registration Statement on April 23, 2019 and incorporated herein by reference.

10.	a.	Fourth Amended and Restated Shareholder Services and Distribution Plan for Class S shares effective November 16, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on April 26, 2018 and incorporated herein by reference.

		i.	Amended Schedule 1, dated November 19, 2020, to Fourth Amended and Restated Shareholder Services and Distribution Plan for Class S shares effective November 16, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant's Form N-1A Registration Statement on April 27, 2021 and incorporated herein by reference.

	b.	Third Amended and Restated Shareholder Service and Distribution Plan for Class ADV shares effective November 16, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on April 26, 2018 and incorporated herein by reference.

		i.	Amended Schedule A, dated November 19, 2020, to Third Amended and Restated Shareholder Service and Distribution Plan for Class ADV shares effective November 16, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant's Form N-1A Registration Statement on April 27, 2021 and incorporated herein by reference.

		ii.	Waiver Letter dated May 1, 2021 to the Third Amended and Restated Shareholder Service and Distribution Plan for Class ADV shares effective November 16, 2017 with respect to Voya International Index Portfolio for the period from May 1, 2021 through May 1, 2022 – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant's Form N-1A Registration Statement on April 27, 2021 and incorporated herein by reference.

	c.	Fourth Amended and Restated Shareholder Services and Distribution Plan for Class S2 shares between Registrant and Voya Investments Distributor, LLC effective November 16, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on April 26, 2018 and incorporated herein by reference.

		i.	Amended Schedule A, dated November 19, 2020, to Fourth Amended and Restated Shareholder Services and Distribution Plan for Class S2 shares between Registrant and Voya Investments Distributor, LLC effective November 16, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant's Form N-1A Registration Statement on April 27, 2021 and incorporated herein by reference.

	d.	Amended and Restated Shareholder Servicing Plan for Class T shares between Registrant and Voya Investments Distributor, LLC effective November 16, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on April 26, 2018 and incorporated herein by reference.

		i.	Amended Schedule A, dated November 19, 2020, to Amended and Restated Shareholder Servicing Plan for Class T shares between Registrant and Voya Investments Distributor, LLC, effective November 16, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant's Form N-1A Registration Statement on April 27, 2021 and incorporated herein by reference.

	e.	Amended and Restated Distribution Plan Pursuant to Rule 12B-1 for Class T shares between Registrant and Voya Investments Distributor, LLC effective November 16, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on April 26, 2018 and incorporated herein by reference.

		i.	Amended Schedule A, dated November 19, 2020, to Amended and Restated Distribution Plan Pursuant to Rule 12B-1 for Class T shares between Registrant and Voya Investments Distributor, LLC, effective November 16, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant's Form N-1A Registration Statement on April 27, 2021 and incorporated herein by reference.

		ii.	Waiver Letter dated May 1, 2021 to the Amended and Restated Distribution Plan for Class T shares between Registrant and Voya Investments Distributor, LLC, effective November 16, 2017, with respect to Voya Global High Dividend Low Volatility Portfolio for the period from May 1, 2021 through May 1, 2022 – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant's Form N-1A Registration Statement on April 27, 2021 and incorporated herein by reference.

	f.	Fifth Amended and Restated Multi-Class Plan pursuant to Rule 18f-3 for Voya Variable Portfolios, Inc., approved September 11, 2020 – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant's Form N-1A Registration Statement on April 27, 2021 and incorporated herein by reference.

11.	Opinion and Consent of Counsel – Filed as an Exhibit to the Registrant's Form N-14 Registration Statement on March 24, 2022 and incorporated herein by reference.

12.	Opinion and Consent of Counsel Supporting Tax Matters and Consequences – To be filed by subsequent post-effective amendment.

13.	a.	Fund Accounting Agreement, dated January 6, 2003, between The Bank of New York Mellon and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

		i.	Amended Exhibit A, effective April 4, 2022, to the Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed as an Exhibit to the Registrant's Form N-14 Registration Statement on March 24, 2022 and incorporated herein by reference.

		ii.	Investment Company Reporting Modernization Services Amendment, dated February 1, 2018, to Fund Accounting Agreement between The Bank of New York Mellon and Voya Variable Portfolios, Inc. dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on April 26, 2018 and incorporated herein by reference.

		iii.	Amendment, dated January 1, 2019, to Fund Accounting Agreement between The Bank of New York Mellon and Voya Variable Portfolios, Inc. dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 91 to the Registrant’s Form N-1A Registration Statement on April 23, 2019 and incorporated herein by reference.

	b.	Allocation Agreement (Investment Company Blanket Bond) dated September 24, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

		i.	Amended Schedule A, dated April 2007, to Allocation Agreement dated September 24, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 55 to the Registrant’s Form N-1A Registration Statement on April 28, 2010 and incorporated herein by reference.

	c.	Allocation Agreement (Directors and Officers Liability) dated September 26, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 29 to the Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

		i.	Amended Schedule A dated April 2007 to the Allocation Agreement (Directors and Officers Liability) dated September 26, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 39 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

	d.	Transfer Agency Services Agreement, dated February 25, 2009, between BNY Mellon Investment Servicing (U.S.) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) and Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

		i.	Amendment, effective February 8, 2011, to Transfer Agency Services Agreement between BNY Mellon Investment Servicing (U.S.) Inc. and Voya Variable Portfolios, Inc. dated February 25, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on April 25, 2011 and incorporated herein by reference.

		ii.	Amendment, effective November 8, 2019, to the Transfer Agency Services Agreement between BNY Mellon Investment Servicing (U.S.) Inc. and Voya Variable Portfolios, Inc. dated February 25, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 94 to the Registrant’s Form N-1A Registration Statement on April 21, 2020 and incorporated herein by reference.

		iii.	Amendment, dated January 1, 2019, to Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. and Voya Variable Portfolios, Inc. dated February 25, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 91 to the Registrant’s Form N-1A Registration Statement on April 23, 2019 and incorporated herein by reference.

14.	Consent of Independent Registered Public Accounting Firm – Filed herein.

15.	Not applicable.

16.	Powers of Attorney – Filed as an Exhibit to the Registrant's Form N-14 Registration Statement on March 24, 2022 and incorporated herein by reference.

17.	Not applicable.

18.	Not applicable.

Item 17. Undertakings

(a)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c)	The Registrant agrees to file an executed copy of the opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.